UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

BNY Mellon Investment Funds I
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Diversified Emerging Markets Fund

BNY Mellon International Equity Fund

BNY Mellon Tax Sensitive Total Return Bond Fund

BNY Mellon Small/Mid Cap Growth Fund

BNY Mellon Small Cap Growth Fund

BNY Mellon Small Cap Value Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Diversified Emerging Markets Fund

ANNUAL REPORT September 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Diversified Emerging Markets Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Diversified Emerging Markets Fund, covering the 12-month period from October 1, 2019 through September 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects in the final months of 2019, fueling an equity rally. As the calendar year turned over, optimism turned to concern as COVID-19 spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Stocks stalled in September 2020, as concerns over a second wave of COVID-19, continued trade tensions and the U.S. Congress’ failure to pass additional financial assistance constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Many governments and central banks around the globe followed suit. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when weakness in the U.S. corporate bond sector weighed on returns.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. However, we think ongoing central bank responses may continue to support economic progress. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
October 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2019 through September 30, 2020, as provided by portfolio managers Julianne McHugh, Peter D. Goslin, CFA, Syed A. Zamil, CFA, and Chris Yao, CFA of Mellon Investments Corporation, Sub-Investment Adviser. Chris Yao was added to the portfolio management team in December 2019.

Market and Fund Performance Overview

For the 12-month period ended September 30, 2020, BNY Mellon Diversified Emerging Markets Fund’s Class A shares produced a total return of 17.12%, Class C shares returned 16.21%, Class I shares returned 17.71% and Class Y shares returned 17.84%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a return of 10.54% for the same period.2

Emerging-markets stocks posted positive returns during the reporting period, amid a volatile environment due in part to COVID-19. The fund outperformed the Index, due to the BNY Mellon Global Emerging Markets Fund, an affiliated underlying fund, significantly outperforming its respective benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or other instruments with similar economic characteristics) of companies located, organized or with a majority of assets or business in countries considered to be emerging markets, including other investment companies that invest in such securities.

The fund uses a “manager-of-managers” approach by selecting one or more experienced investment managers to serve as sub-advisers to the fund. The fund also uses a “fund-of-funds” approach by investing in one or more underlying funds. The fund currently allocates its assets among the emerging-market equity strategies that are separately employed by: (i) Mellon Investments Corporation (Mellon), the fund’s sub-adviser, through its Active Equity portfolio management team (the Active Equity Strategy); (ii) Mellon through its Multi-Factor Equity portfolio management team (the Multi-Factor Equity Strategy); and (iii) BNY Mellon Global Emerging Markets Fund, an affiliated underlying fund, which is sub-advised by Newton Investment Limited (the Newton Fund). BNY Mellon Investment Adviser, Inc. determines the investment strategies and sets the target allocations. Effective June 15, 2020, the fund no longer invests in BNY Mellon Strategic Beta Emerging Markets Equity Fund.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

COVID-19 and Central Bank Actions Drive Market Activity

Emerging markets rose very strongly in the final quarter of 2019. The global economic environment remained sluggish, but sentiment improved as China and the U.S. reached a ‘Phase One’ trade agreement. The People’s Bank of China cut its bank-funding rate but did not aggressively stimulate, in stark contrast to the U.S., where the slowdown led to rapid loosening of policy and a consequent spike in money-supply growth. The positive sentiment carried over into the new year; however, the strong emerging-market equity index gains that had accumulated by mid-January started to reverse, as optimism about the ‘Phase One’ U.S.-China trade agreement was replaced by growing fears over the potential impact of the outbreak of COVID-19 in China. By the end of March 2020, emerging markets, along with all global markets, had suffered substantial falls, as COVID-19 spread across the world, and many countries went into lockdown, essentially stalling large parts of the global economy.

Emerging markets staged a strong recovery in the second half of the review period, as monetary authorities continued their exceptional support to markets. Many central banks committed to a continued low rate policy. Some governments made financial assistance payments directly to citizens of their countries. The U.S. Federal Reserve (the “Fed”) began purchasing corporate debt directly in an effort to provide liquidity to fixed-income markets and support bond valuations. The market was also driven in large part by data in China pointing to a strong economic recovery. In India, where the market had over-discounted the short-term impact of the pandemic, the market subsequently rallied in hard currency terms. In contrast, South Africa and most Latin American markets were very weak in hard currency terms, as these more fragile economies struggled with the impact of the virus.

The Newton Fund Drives Positive Relative Results

The Newton Fund outpaced its benchmark by a comfortable margin. The strategy’s outperformance is attributed to the market rebound that began in late March 2020, having also shown far stronger drawdown characteristics than almost all peers through the difficult first quarter of 2020. At the sector level, the Newton fund benefited most from stock selection within the information technology, consumer discretionary and financials sectors. At a country level, the largest contribution has come from positioning in China, Hong Kong and South Korea. Top stock performers included Korean lithium-battery manufacturer Samsung SDI, which sustained its strong performance, supported by strong year-on-year sales growth of electric vehicles across Europe. Chinese solar energy manufacturer LONGi Green Energy Technology was also among the leading contributors, as was Meituan Dianping, China’s leading food and consumer service delivery platform, online tutoring provider GSX Techedu and Indian online food-delivery business Delivery Hero. Notable detractors for the period include an underweight to health care due to a void in pharmaceutical stocks. In addition, India-based consumer names such as cinema operator PVR, jeweler Titan and automobile manufacturer Maruti Suzuki underperformed. Brazilian travel company CVC was also a large detractor. Its stock price fell after its quarterly results were affected by additional news related to airline Avianca’s bankruptcy. We have since exited the position.

4

Conversely, the Active Equity Strategy mildly underperformed the Index, in part due to security selection and allocation decisions within the health care and energy sectors. From a country perspective, selections among companies based in India, South Korea and Brazil provided the biggest headwind. Russia-based energy company Lukoil was among the leading individual detractors. The company suffered during the period due in part to the oil pricing conflict between Russia and Saudi Arabia. Brazil-based financial company Banco do Estado do Rio Grande do Sul also provided a headwind, as did India-based finance company Shriram Transport Finance. Better results were achieved elsewhere within the portfolio. Allocation and stock selection decisions within the information technology, materials and real estate sectors were positive. From a country standpoint, Taiwan, South Africa and Indonesia benefited results. Taiwan Semiconductor Manufacturing was among the top contributors to results, as were Chinese internet company Tencent Holdings Limited, and South African materials company Sibanye Stillwater.

The Multi-Factor Equity Strategy lagged the Index in a period when investors rewarded growth stocks and generally penalized value and dividend-yielding stocks. This performance spread was particularly pronounced among emerging-markets names. Stock selection within the communication services and utilities sectors detracted, as did positions in companies based in South Africa and South Korea. South Africa-based wired-telecommunications company Telkom was among the leading detractors from relative results during the year. Other top detractors included Brazil-based meat processing company JBS. Conversely, the strategy benefited from stock selection within the materials and industrials sectors. Security choices among companies based in Brazil and India were also beneficial. Two Hong Kong-based companies were among the leading individual contributors to performance. They were health care company Shandong Weigao Group Medical Polymer and industrials company Sinotruk (Hong Kong). India-based pharmaceutical products company Dr. Reddy’s Laboratories was also a leading contributor to returns.

Finding Opportunities in the Emerging Markets

We are cautiously optimistic on emerging-market equity growth opportunities as we move through the next several months. Some of emerging Asia, such as China, Taiwan and South Korea, have returned to pre-COVID operating levels. U.S. and other developed market policy will likely continue their accommodative monetary and fiscal policies, which can be supportive of a yield pickup in emerging markets. This may be supportive of currencies and may even reduce the discount rate for equities, particularly those with good structural growth opportunities.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Each of the fund’s underlying strategies and underlying funds employs its own distinctive approach to investing in emerging-market equities, and all report that they have continued to find opportunities that meet their investment criteria across a wide variety of markets and industry groups.

October 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through January 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The ability of the fund to achieve its investment goal depends, in part, on the ability of BNY Mellon Investment Adviser, Inc. to allocate effectively the fund’s assets among investment strategies, sub-advisers and underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an investment strategy, sub-adviser or underlying fund will achieve its particular investment objective.

Each strategy of the sub-adviser makes investment decisions independently, and it is possible that the investment styles of the individual strategies of the sub-adviser may not complement one another. As a result, the fund’s exposure to a given stock, industry, sector, market capitalization, geographic area or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy.

The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

6

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Diversified Emerging Markets Fund with a hypothetical investment of $10,000 in the MSCI Emerging Markets Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Diversified Emerging Markets Fund on 9/30/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Diversified Emerging Markets Fund with a hypothetical investment of $1,000,000 in the MSCI Emerging Markets Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/31/14 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Diversified Emerging Markets Fund on 9/30/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of the fund’s Class Y shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

Average Annual Total Returns as of 9/30/2020
	Inception	1 Year	5 Years	10 Years
	Date
Class A shares
with maximum sales charge (5.75%)	3/31/09	10.37%	7.64%	1.70%
without sales charge	3/31/09	17.12%	8.92%	2.31%
Class C shares
with applicable redemption charge †	3/31/09	15.21%	7.95%	1.48%
without redemption	3/31/09	16.21%	7.95%	1.48%
Class I shares	7/10/06	17.71%	9.41%	2.79%
Class Y shares	1/31/14	17.84%	9.50%	2.85%††
MSCI Emerging Markets Index		10.54%	8.97%	2.50%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/31/14 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

9

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Diversified Emerging Markets Fund from April 1, 2020 to September 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$9.23	$13.67	$6.44	$5.73
Ending value (after expenses)	$1,382.10	$1,376.60	$1,384.90	$1,386.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.82	$11.58	$5.45	$4.85
Ending value (after expenses)	$1,017.25	$1,013.50	$1,019.60	$1,020.20

†  Expenses are equal to the fund’s annualized expense ratio of 1.55% for Class A, 2.30% for Class C, 1.08% for Class I and .96% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

10

STATEMENT OF INVESTMENTS
September 30, 2020

Description	Shares		Value ($)
Common Stocks - 63.4%
Argentina - .2%
Globant	1,903	[a]	341,056
Brazil - 2.3%
B3 - Brasil Bolsa Balcao	41,300		405,359
Banco do Brasil	97,400		515,105
BB Seguridade Participacoes	35,600		154,422
BRF	5,600	[a]	18,328
CCR	140,100		317,825
Cia de Saneamento Basico do Estado de Sao Paulo	27,000		224,956
Cia Siderurgica Nacional	34,000		99,955
EDP - Energias do Brasil	140,400		437,758
IRB Brasil Resseguros	10,900		14,537
JBS	30,100		110,894
Minerva	206,000	[a]	434,677
Tim Participacoes	93,400		216,540
Vale	44,600		469,992
WEG	17,800		207,258
YDUQS Participacoes	54,800		267,369
			3,894,975
Chile - .2%
Enel Americas	2,875,949		373,659
Enel Generacion Chile	66,256		22,365
			396,024
China - 24.9%
Agricultural Bank of China, Cl. H	793,000		248,294
Alibaba Group Holding, ADR	36,852	[a]	10,833,751
Anhui Conch Cement, Cl. H	176,700		1,221,704
ANTA Sports Products	44,200		458,078
BAIC Motor, Cl. H	851,500	[b]	348,944
Beijing Capital International Airport, Cl. H	131,700		79,373
CGN Power, Cl. H	671,000	[b]	138,005
China Coal Energy, Cl. H	116,400		28,431
China Construction Bank, Cl. H	2,777,000		1,808,417
China Everbright Bank, Cl. A	576,700		309,177
China Evergrande Group	39,000		99,716
China Life Insurance, Cl. H	187,100		424,678
China Medical System Holdings	323,100		358,613
China Merchants Bank, Cl. H	85,000		404,768
China Minsheng Banking, Cl. H	473,000		248,139
China National Building Material, Cl. H	206,300		261,235

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 63.4% (continued)
China - 24.9% (continued)
China Pacific Insurance Group, Cl. H	145,500		415,700
China Resources Sanjiu Medical & Pharmaceutical, Cl. A	73,400		276,788
China Shenhua Energy, Cl. H	143,500		258,594
China Vanke, Cl. H	13,900		42,643
China Yangtze Power, Cl. A	141,100		397,427
Chongqing Rural Commercial Bank, Cl. H	232,000		85,551
CITIC	343,200		254,609
CNOOC	911,000		881,820
Country Garden Holdings	28,000		34,500
Country Garden Services Holdings	27,000		174,711
ENN Energy Holdings	53,100		579,301
Fosun International	121,100		141,545
Gree Electric Appliances of Zhuhai, Cl. A	35,200		276,646
GSX Techedu, ADR	689	[a]	62,086
Industrial & Commercial Bank of China, Cl. H	404,500		210,880
JD.com, ADR	8,339	[a]	647,190
Kingdee International Software Group	12,000		31,186
Li Ning	24,500		114,963
Longfor Group Holdings	9,500	[b]	53,400
Meituan, Cl. B	68,400	[a]	2,151,130
Momo, ADR	10,332		142,168
NetEase, ADR	728		331,000
New China Life Insurance, Cl. H	209,900		791,785
NIO, ADR	6,859	[a]	145,548
PICC Property & Casualty, Cl. H	362,000		253,296
Pinduoduo, ADR	2,779	[a]	206,063
Ping An Insurance Group Company of China, Cl. H	207,500		2,140,618
Shandong Weigao Group Medical Polymer, Cl. H	36,800		73,726
Shanghai Pharmaceuticals Holding, Cl. H	243,800		409,081
Sinopharm Group, Cl. H	104,800		222,441
Sinotruk Hong Kong	149,200		383,642
Tencent Holdings	145,400		9,682,677
Times China Holdings	230,000		319,939
Tingyi Cayman Islands Holding	171,800		304,534
Uni-President China Holdings	65,200		59,872
Vipshop Holdings, ADR	11,719	[a]	183,285
Weichai Power, Cl. H	215,000		433,462
Wuliangye Yibin, Cl. A	27,200		885,417
Yanzhou Coal Mining, Cl. H	416,000		310,047
Yihai International Holding	7,000		110,292

12

Description	Shares		Value ($)
Common Stocks - 63.4% (continued)
China - 24.9% (continued)
Yum China Holdings	1,630	[a]	86,309
Zhongsheng Group Holdings	88,200		554,361
Zoomlion Heavy Industry Science & Technology, Cl. H	147,600		142,743
			42,534,299
Colombia - .1%
Interconexion Electrica	22,922		122,067
Greece - .4%
Hellenic Telecommunications Organization	24,774		357,644
OPAP	42,982		407,664
			765,308
Hong Kong - 2.1%
Bosideng International Holdings	196,500		61,158
China Mobile	45,500		292,504
China Overseas Land & Investment	31,000		78,182
China Resources Cement Holdings	364,000		499,303
China Resources Land	36,000		163,721
China Taiping Insurance Holdings	150,800		232,373
China Unicom Hong Kong	958,100		628,177
Galaxy Entertainment Group	52,000		351,955
Kingboard Laminates Holdings	107,000		147,305
Kunlun Energy	84,000		55,362
Nine Dragons Paper Holdings	77,000	[a]	96,805
Shanghai Industrial Holdings	96,000		127,945
Shanghai Industrial Urban Development Group	112,200		10,761
Shenzhen International Holdings	142,500		227,135
Shimao Group Holdings	131,000		544,390
			3,517,076
Hungary - .2%
MOL Hungarian Oil & Gas	1,736		9,461
Richter Gedeon	13,068		275,872
			285,333
India - 5.2%
ACC	27,815		527,686
Amara Raja Batteries	30,357		315,634
Aurobindo Pharma	5,810		62,965
Bajaj Finance	3,938		176,925
Bharti Airtel	6,518		37,332
Bharti Infratel	61,575		147,151
Cipla	3,848		40,593
Dr. Reddy's Laboratories	7,147		502,849
Hero MotoCorp	8,422		360,639

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 63.4% (continued)
India - 5.2% (continued)
Hindalco Industries	56,061		134,091
Hindustan Petroleum	129,014		317,690
Hindustan Unilever	31,992		898,686
Housing Development Finance	32,276		766,023
Infosys	79,576		1,099,376
ITC	94,064		219,054
Nestle India	744		160,599
Petronet LNG	109,707		329,141
REC	191,113		258,257
Reliance Industries	11,838		360,553
Shriram Transport Finance	35,328		298,941
Tata Consultancy Services	14,061		476,898
Tata Motors	153,665	[a]	279,902
Tech Mahindra	39,740		428,505
The Tata Power Company	34,032		24,623
UPL	54,507		373,589
Wipro	50,616		216,008
			8,813,710
Indonesia - .5%
Gudang Garam	92,200	[a]	248,570
Indah Kiat Pulp & Paper	207,800		125,942
Indofood CBP Sukses Makmur	172,300		116,751
Indofood Sukses Makmur	648,800		312,599
XL Axiata	691,900		94,798
			898,660
Malaysia - 1.0%
Hartalega Holdings	35,700		140,994
Malaysia Airports Holdings	134,700		154,329
MISC	185,300		334,336
RHB Bank	437,100		480,848
Sime Darby	354,200		212,555
Tenaga Nasional	100,900		255,081
Top Glove	92,200		186,246
			1,764,389
Mexico - 1.7%
America Movil, Ser. L	1,282,700		801,125
Arca Continental	79,600	[c]	343,110
Coca-Cola Femsa	46,200		187,295
Fibra Uno Administracion	14,700		11,608
Gruma, Cl. B	35,615		394,138
Grupo Financiero Banorte, Cl. O	169,600	[a]	585,928
Grupo Mexico, Ser. B	83,300		212,022

14

Description	Shares		Value ($)
Common Stocks - 63.4% (continued)
Mexico - 1.7% (continued)
Wal-Mart de Mexico	157,800		377,595
			2,912,821
Philippines - .5%
Aboitiz Equity Ventures	64,040		60,983
Ayala Land	52,000		31,860
Globe Telecom	7,170		307,630
International Container Terminal Services	174,050		395,077
Metro Pacific Investments	545,400		39,265
SM Prime Holdings	55,800		33,935
			868,750
Poland - .4%
CD Projekt	1,613	[a]	174,374
KGHM Polska Miedz	6,835		208,174
Play Communications	36,085	[b]	360,480
			743,028
Qatar - .2%
Ooredoo	75,380		138,336
The Commercial Bank	146,862		164,266
			302,602
Russia - 2.0%
Lukoil, ADR	24,143		1,395,923
MMC Norilsk Nickel, ADR	7,904		190,028
Polyus	1,367		285,915
Sberbank of Russia, ADR	98,124		1,144,783
Sistema, GDR	3,967		21,224
Tatneft, ADR	1,592		56,877
X5 Retail Group, GDR	9,771		361,477
			3,456,227
Saudi Arabia - 1.2%
Abdullah Al Othaim Markets	20,070		693,654
Al Rajhi Bank	9,034		158,322
Almarai	16,219		228,810
Bupa Arabia for Cooperative Insurance	6,533	[a]	214,022
Etihad Etisalat	46,269	[a]	352,409
Jarir Marketing	7,106		355,141
The Savola Group	7,787		99,689
			2,102,047
South Africa - 2.3%
Anglo American Platinum	1,349		93,580
AngloGold Ashanti	457		11,939
Clicks Group	28,409		376,517
Growthpoint Properties	20,202		14,756

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 63.4% (continued)
South Africa - 2.3% (continued)
Impala Platinum Holdings	54,682		474,514
Investec	103,650		195,091
Kumba Iron Ore	8,384		247,806
Mediclinic International	99,804		366,821
MTN Group	50,255	[a]	169,069
Naspers, Cl. N	3,643		642,540
Nedbank Group	30,645		184,016
Ninety One	38,528	[a]	101,096
Redefine Properties	24,122		3,468
Resilient REIT	2,745		6,032
Sibanye Stillwater	355,489		989,282
			3,876,527
South Korea - 6.2%
BGF Retail	822		86,460
Celltrion	1,179	[a]	259,400
Daelim Industrial	3,930		259,824
DB Insurance	7,357		286,842
Doosan Bobcat	2,614		60,045
Hana Financial Group	11,946		284,314
Hyundai Glovis	1,790		223,925
Hyundai Mobis	6,743		1,324,531
Kakao	440		136,969
KB Financial Group	11,827		381,417
Kia Motors	3,671		149,606
Korea Investment Holdings	6,855		432,389
Korea Zinc	434		141,266
Kumho Petrochemical	4,828		449,253
NAVER	489		123,810
NCSoft	173		119,147
POSCO	2,591		435,444
Posco International	21,878		253,757
Samsung Biologics	94	[a,b]	55,416
Samsung Electronics	81,862		4,124,672
Samsung SDI	357		132,148
Samsung Securities	13,483		352,393
Shinhan Financial Group	21,161		492,105
			10,565,133
Taiwan - 9.9%
Accton Technology	6,000		46,354
Asia Cement	258,000		370,829
Chailease Holding	316,895		1,439,885
Chicony Electronics	161,000		469,512
Feng Tay Enterprise	12,440		74,916

16

Description	Shares		Value ($)
Common Stocks - 63.4% (continued)
Taiwan - 9.9% (continued)
Hon Hai Precision Industry	99,000		265,035
Hotai Motor	5,000		111,574
Lite-On Technology	297,000		472,907
MediaTek	78,000		1,644,779
Micro-Star International	39,000		180,192
Nanya Technology	41,000		81,526
Powertech Technology	111,000		331,806
Realtek Semiconductor	29,000		371,190
Standard Foods	133,000		279,843
Taiwan Semiconductor Manufacturing	590,600		8,869,970
Uni-President Enterprises	100,000		216,206
United Microelectronics	249,000		244,065
Wistron	539,000		557,756
Wiwynn	11,000		249,856
Yageo	40,000		488,406
Zhen Ding Technology Holding	46,000		201,342
			16,967,949
Thailand - .7%
Advanced Info Service	57,000		308,586
Advanced Info Service, NVDR	59,500		322,120
Krungthai Card	9,900		10,943
PTT Exploration & Production, NVDR	28,500		71,790
PTT, NVDR	89,800		90,854
Thai Oil	57,500		58,211
Thai Union Group, NVDR	94,300		41,719
Thanachart Capital	269,000		246,657
			1,150,880
Turkey - .6%
BIM Birlesik Magazalar	56,662		510,349
Emlak Konut Gayrimenkul Yatirim Ortakligi	17,218		3,852
Eregli Demir ve Celik Fabrikalari	344,021		420,875
KOC Holding	13,022		24,709
Turkcell Iletisim Hizmetleri	56,496		111,059
Turkiye Vakiflar Bankasi, Cl. D	26,522	[a]	14,213
			1,085,057
United Arab Emirates - .6%
Dubai Islamic Bank	807,081		953,323
Emaar Properties	36,166	[a]	27,513
			980,836
Total Common Stocks (cost $84,920,592)			108,344,754

17

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Exchange-Traded Funds - .7%
United States - .7%
iShares MSCI Emerging Markets ETF (cost $1,177,106)		26,490	[c]	1,167,944
	Preferred Dividend Yield (%)
Preferred Stocks - .5%
Brazil - .4%
Banco do Estado do Rio Grande do Sul, Cl. B	5.50	116,000		245,596
Cia Paranaense de Energia	3.83	37,000		409,735
				655,331
South Korea - .1%
Samsung Electronics	2.03	4,790		206,655
Total Preferred Stocks (cost $906,847)				861,986
	1-Day Yield (%)
Investment Companies - 33.9%
Registered Investment Companies - 33.9%
BNY Mellon Global Emerging Markets Fund, Cl. Y (cost $33,789,331)		2,673,471	[d]	57,827,175

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $21,750)	0.10	21,750	[d]	21,750
Total Investments (cost $120,815,626)		98.5%		168,223,609
Cash and Receivables (Net)		1.5%		2,595,917
Net Assets		100.0%		170,819,526

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

aNon-income producing security.

bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, these securities were valued at $956,245 or .56% of net assets.

cSecurity, or portion thereof, on loan. At September 30, 2020, the value of the fund’s securities on loan was $365,146 and the value of the collateral was $366,916, consisting of cash collateral of $21,750 and U.S. Government & Agency securities valued at $345,166.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

18

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	34.6
Retailing	9.1
Semiconductors & Semiconductor Equipment	6.8
Media & Entertainment	6.3
Banks	5.8
Materials	4.9
Technology Hardware & Equipment	4.4
Insurance	2.9
Food, Beverage & Tobacco	2.8
Telecommunication Services	2.7
Energy	2.4
Diversified Financials	2.2
Utilities	1.8
Capital Goods	1.7
Automobiles & Components	1.5
Software & Services	1.5
Food & Staples Retailing	1.4
Pharmaceuticals Biotechnology & Life Sciences	1.1
Transportation	1.0
Real Estate	.9
Health Care Equipment & Services	.8
Consumer Services	.7
Consumer Durables & Apparel	.6
Household & Personal Products	.5
Commercial & Professional Services	.1
98.5

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 9/30/2019 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)
Registered Investment Companies:
BNY Mellon Global Emerging Markets Fund, Cl. Y	69,050,412	4,452,219		(36,915,182)	7,520,115
BNY Mellon Strategic Beta Emerging Markets Equity Fund, Cl. Y	17,074,910	1,136,735		(16,288,856)	893,817
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	582,162	14,364,820		(14,925,232)	-
Total	86,707,484	19,953,774		(68,129,270)	8,413,932

Investment Companies	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 9/30/2020 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
BNY Mellon Global Emerging Markets Fund, Cl. Y	13,719,611	57,827,175	33.9	1,707,109
BNY Mellon Strategic Beta Emerging Markets Equity Fund, Cl. Y	(2,816,606)	-	-	557,292
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	21,750.0		-
Total	10,903,005	57,848,925	33.9	2,264,401

† Includes reinvested dividends/distributions.

See notes to financial statements.

20

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS September 30, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
Morgan Stanley
Mexican Peso	4,489,085	United States Dollar	200,798	10/1/2020	2,198
Gross Unrealized Appreciation					2,198

See notes to financial statements.

21

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $365,146)—Note 1(c):
Unaffiliated issuers	87,004,545	110,374,684
Affiliated issuers	33,811,081	57,848,925
Cash		12,870,628
Cash denominated in foreign currency	676,199	665,891
Dividends and securities lending income receivable		148,029
Receivable for investment securities sold		108,473
Receivable for shares of Beneficial Interest subscribed		89,273
Tax reclaim receivable		15,125
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		2,198
Prepaid expenses		26,832
		182,150,058
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		145,534
Payable for investment securities purchased		10,745,567
Payable for shares of Beneficial Interest redeemed		353,390
Liability for securities on loan—Note 1(c)		21,750
Trustees’ fees and expenses payable		1,700
Foreign capital gains tax payable		166
Other accrued expenses		62,425
		11,330,532
Net Assets ($)		170,819,526
Composition of Net Assets ($):
Paid-in capital		148,194,166
Total distributable earnings (loss)		22,625,360
Net Assets ($)		170,819,526

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	331,062	28,408	3,403,020	167,057,036
Shares Outstanding	12,871	1,184	133,356	6,538,050
Net Asset Value Per Share ($)	25.72	23.99	25.52	25.55

See notes to financial statements.

22

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income ($):
Income:
Cash dividends (net of $397,850 foreign taxes withheld at source):
Unaffiliated issuers	2,809,198
Affiliated issuers	2,264,401
Income from securities lending—Note 1(c)	6,351
Interest	1,541
Total Income	5,081,491
Expenses:
Investment advisory fee—Note 3(a)	1,232,387
Custodian fees—Note 3(c)	159,156
Professional fees	124,173
Administration fee—Note 3(a)	112,569
Registration fees	64,788
Trustees’ fees and expenses—Note 3(d)	19,292
Chief Compliance Officer fees—Note 3(c)	14,025
Prospectus and shareholders’ reports	10,929
Loan commitment fees—Note 2	6,804
Shareholder servicing costs—Note 3(c)	6,553
Interest expense—Note 2	589
Distribution fees—Note 3(b)	191
Miscellaneous	26,074
Total Expenses	1,777,530
Less—reduction in expenses due to undertaking—Note 3(a)	(244)
Net Expenses	1,777,286
Investment Income—Net	3,304,205
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	(4,061,845)
Affiliated issuers	8,413,932
Net realized gain (loss) on forward foreign currency exchange contracts	(74,387)
Net Realized Gain (Loss)	4,277,700
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	8,813,914
Affiliated issuers	10,903,005
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,300
Net Change in Unrealized Appreciation (Depreciation)	19,719,219
Net Realized and Unrealized Gain (Loss) on Investments	23,996,919
Net Increase in Net Assets Resulting from Operations	27,301,124

See notes to financial statements.

23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2020	2019
Operations ($):
Investment income—net	3,304,205	3,386,078
Net realized gain (loss) on investments	4,277,700	(5,022,533)
Net change in unrealized appreciation (depreciation) on investments	19,719,219	(2,048,951)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,301,124	(3,685,406)
Distributions ($):
Distributions to shareholders:
Class A	(4,209)	(225)
Class C	(230)	-
Class I	(85,164)	(42,914)
Class Y	(4,635,350)	(2,456,868)
Total Distributions	(4,724,953)	(2,500,007)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	37,178	295,186
Class I	4,071,189	4,407,958
Class Y	32,168,702	49,904,492
Distributions reinvested:
Class A	4,103	219
Class C	140	-
Class I	74,367	41,912
Class Y	708,904	392,592
Cost of shares redeemed:
Class A	(64,475)	(475,599)
Class C	-	(3,471)
Class I	(4,837,945)	(5,054,192)
Class Y	(93,223,924)	(65,125,772)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(61,061,761)	(15,616,675)
Total Increase (Decrease) in Net Assets	(38,485,590)	(21,802,088)
Net Assets ($):
Beginning of Period	209,305,116	231,107,204
End of Period	170,819,526	209,305,116

24

	Year Ended September 30,
	2020	2019
Capital Share Transactions (Shares):
Class A
Shares sold	1,516	14,044
Shares issued for distributions reinvested	167	10
Shares redeemed	(2,835)	(21,120)
Net Increase (Decrease) in Shares Outstanding	(1,152)	(7,066)
Class C
Shares issued for distributions reinvested	6	-
Shares redeemed	-	(177)
Net Increase (Decrease) in Shares Outstanding	6	(177)
Class Ia
Shares sold	175,581	198,897
Shares issued for distributions reinvested	3,055	2,057
Shares redeemed	(222,389)	(231,289)
Net Increase (Decrease) in Shares Outstanding	(43,753)	(30,335)
Class Ya
Shares sold	1,549,992	2,314,163
Shares issued for distributions reinvested	29,113	19,254
Shares redeemed	(4,304,456)	(3,025,870)
Net Increase (Decrease) in Shares Outstanding	(2,725,351)	(692,453)

[a] During the period ended September 30, 2020, 166,105 Class Y shares representing $3,853,381 were exchanged for 166,268 Class I shares and during the period ended September 30, 2019, 184,848 Class Y shares representing $4,091,696 were exchanged for 185,016 Class I shares.

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	22.25	22.69	24.18	19.92	17.23
Investment Operations:
Investment income—net[a]	.21	.13	.19	.02	.02
Net realized and unrealized gain (loss) on investments	3.59	(.55)	(1.50)	4.26	2.72
Total from Investment Operations	3.80	(.42)	(1.31)	4.28	2.74
Distributions:
Dividends from investment income—net	(.33)	(.02)	(.18)	(.02)	(.08)
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.00[b]	.00[b]	.03
Net asset value, end of period	25.72	22.25	22.69	24.18	19.92
Total Return (%)[c]	17.12	(1.87)	(5.50)	21.48	16.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.62	1.51	1.26	1.28	1.39
Ratio of net expenses to average net assets[d]	1.55	1.51	1.26	1.27	1.39
Ratio of net investment income to average net assets[d]	.89	.60	.77	.08	.10
Portfolio Turnover Rate	47.02	44.24	41.37	50.35	62.91
Net Assets, end of period ($ x 1,000)	331	312	479	901	949

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount does not include the expenses of the underlying funds.

See notes to financial statements.

26

	Year Ended September 30,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	20.81	21.37	22.85	18.98	16.50
Investment Operations:
Investment income (loss)—net[a]	.03	.04	(.11)	(.16)	(.13)
Net realized and unrealized gain (loss) on investments	3.35	(.60)	(1.37)	4.03	2.58
Total from Investment Operations	3.38	(.56)	(1.48)	3.87	2.45
Distributions:
Dividends from investment income—net	(.20)	-	-	-	-
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.00[b]	.00[b]	.03
Net asset value, end of period	23.99	20.81	21.37	22.85	18.98
Total Return (%)[c]	16.21	(2.62)	(6.48)	20.39	15.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	2.51	2.27	2.59	2.32	2.23
Ratio of net expenses to average net assets[d]	2.30	2.27	2.26	2.25	2.23
Ratio of net investment income (loss) to average net assets[d]	.15	.21	(.47)	(.83)	(.74)
Portfolio Turnover Rate	47.02	44.24	41.37	50.35	62.91
Net Assets, end of period ($ x 1,000)	28	25	29	28	64

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount does not include the expenses of the underlying funds.

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	22.11	22.66	24.13	19.86	17.16
Investment Operations:
Investment income—net[a]	.36	.33	.32	.13	.02
Net realized and unrealized gain (loss) on investments	3.54	(.64)	(1.52)	4.22	2.75
Total from Investment Operations	3.90	(.31)	(1.20)	4.35	2.77
Distributions:
Dividends from investment income—net	(.49)	(.24)	(.27)	(.08)	(.10)
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.00[b]	.00[b]	.03
Net asset value, end of period	25.52	22.11	22.66	24.13	19.86
Total Return (%)	17.71	(1.26)	(5.10)	22.05	16.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	1.01	.90	.89	.95	1.11
Ratio of net expenses to average net assets[c]	1.01	.90	.89	.94	1.11
Ratio of net investment income to average net assets[c]	1.53	1.49	1.26	.57	.12
Portfolio Turnover Rate	47.02	44.24	41.37	50.35	62.91
Net Assets, end of period ($ x 1,000)	3,403	3,916	4,700	3,550	1,207

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount does not include the expenses of the underlying funds.

See notes to financial statements.

28

	Year Ended September 30,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	22.14	22.69	24.16	19.90	17.18
Investment Operations:
Investment income—net[a]	.39	.35	.31	.13	.07
Net realized and unrealized gain (loss) on investments	3.53	(.63)	(1.50)	4.23	2.74
Total from Investment Operations	3.92	.28	1.19	4.36	2.81
Distributions:
Dividends from investment income—net	(.51)	(.27)	(.28)	(.10)	(.12)
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.00[b]	.00[b]	.03
Net asset value, end of period	25.55	22.14	22.69	24.16	19.90
Total Return (%)	17.84	(1.15)	(5.06)	22.06	16.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.91	.82	.80	.86	1.01
Ratio of net expenses to average net assets[c]	.91	.82	.80	.85	1.01
Ratio of net investment income to average net assets[c]	1.71	1.59	1.24	.61	.42
Portfolio Turnover Rate	47.02	44.24	41.37	50.35	62.91
Net Assets, end of period ($ x 1,000)	167,057	205,052	225,899	213,397	147,926

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount does not include the expenses of the underlying funds.

See notes to financial statements.

29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Diversified Emerging Markets Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The Trust’s Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

As of June 15, 2020, the fund no longer invests a portion of its assets in BNY Mellon Strategic Beta Emerging Markets Equity Fund, an affiliated underlying fund.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services

30

Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

As of September 30, 2020, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 460 Class C shares of the fund.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

31

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the

32

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2020 in valuing the fund’s investments:

33

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities – Common Stocks	20,304,343	88,040,411	††	-	108,344,754
Equity Securities - Preferred Stocks	655,331	206,655	††	-	861,986
Exchange-Traded Funds	1,167,944	-		-	1,167,944
Investment Companies	57,848,925	-		-	57,848,925
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	2,198		-	2,198

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchnaged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of

34

Operations. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2020, The Bank of New York Mellon earned $1,258 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming

35

NOTES TO FINANCIAL STATEMENTS (continued)

increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $883,319,

36

accumulated capital losses $22,277,630 and unrealized appreciation $44,019,671.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2020. The fund has $20,864,082 of short-term capital losses and $1,413,548 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2020 and September 30, 2019 were as follows: ordinary income $4,724,953 and $2,500,007, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2020 was approximately $56,011 with a related weighted average annualized interest rate of 1.05%.

37

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the fund has agreed to pay an investment advisory fee at the annual rate of 1.10% of the value of the fund’s average daily net assets other than assets allocated to investments in other investment companies (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) and is payable monthly. Therefore the fund’s investment advisory fee will fluctuate based on the fund’s allocation between underlying and direct investments. The Adviser has also contractually agreed, from October 1, 2019 through January 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) exceed 1.30% of the value of the fund’s average daily net assets. On or after January 31, 2021, the Adviser, Inc. may terminate this expense limitation at any time. Because “acquired fund fees and expenses” are incurred indirectly by the fund as a result of its investment in underlying funds, such fees and expenses are not included in the expense limitation. The reduction in expenses, pursuant to the undertaking, amounted to $244 during the period ended September 30, 2020.

Pursuant to separate sub-investment advisory agreements between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided

38

to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $112,569 during the period ended September 30, 2020.

During the period ended September 30, 2020, the Distributor retained $1 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2020, Class C shares were charged $191 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry

39

NOTES TO FINANCIAL STATEMENTS (continued)

professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2020, Class A and Class C shares were charged $749 and $64, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2020, the fund was charged $3,218 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2020, the fund was charged $159,156 pursuant to the custody agreement.

During the period ended September 30, 2020, the fund was charged $14,025 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment

40

advisory fees of $91,754, administration fees of 9,721, Distribution Plan fees of $17, Shareholder Services Plan fees of $75, custodian fees of $40,000, Chief Compliance Officer fees of $3,410 and transfer agency fees of $592, which are offset against an expense reimbursement currently in effect in the amount of $35.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended September 30, 2020, redemption fees charged and retained by the fund amounted to $2,929. Effective on December 13, 2019, the fund will no longer assess a redemption fee on redemptions or exchanges of fund shares. The fund reserves the right to reimpose a redemption fee in the future, upon appropriate notice.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2020, amounted to $89,305,951 and $150,058,359, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2020 is discussed below.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended September 30, 2020 is discussed below.

41

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at September 30, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

42

At September 30, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	2,198	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	2,198	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	2,198	-

The following table present derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Morgan Stanley	2,198		-	-	2,198

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2020:

Average Market Value ($)
Forward contracts	208,044

At September 30, 2020, the cost of investments for federal income tax purposes was $124,193,382; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $44,032,425, consisting of $55,226,981 gross unrealized appreciation and $11,194,556 gross unrealized depreciation.

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Diversified Emerging Markets Fund (the “Fund”), a series of BNY Mellon Investment Funds I, including the statements of investments and forward foreign currency exchange contracts, as of September 30, 2020, the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 24, 2020

44

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $6,067,708 as income sourced from foreign countries for the fiscal year ended September 30, 2020 in accordance with Section 853(c)(2) of the Internal Revenue Code and also, the fund reports the maximum amount allowable but not less than $396,883 as taxes paid from foreign countries for the fiscal year ended September 30, 2020 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2020 calendar year with Form 1099-DIV which will be mailed in early 2021. Also, the fund reports the maximum amount allowable, but not less than $5,099,481 as ordinary income dividends paid during the fiscal year ended September 30, 2020 as qualified dividend income in accordance with Section 854(b)(1)(B) Section 852(b)(3)(C) of the Internal Revenue Code.

45

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

46

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

47

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (2008)
Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Francine J. Bovich (69)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 67

———————

Andrew J. Donohue (70)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 53

———————

48

Kenneth A. Himmel (74)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Stephen J. Lockwood (73)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (70)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 53

———————

49

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Benaree Pratt Wiley (74)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 71

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

50

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since December 2008.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

51

OFFICERS OF THE FUND (Unaudited) (continued)

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

52

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53

For More Information

BNY Mellon Diversified Emerging Markets Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DBEAX Class C: DBECX Class I: SBCEX Class Y: SBYEX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6919AR0920

BNY Mellon International Equity Fund

ANNUAL REPORT September 30, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon International Equity Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon International Equity Fund, covering the 12-month period from October 1, 2019 through September 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects in the final months of 2019, fueling an equity rally. As the calendar year turned over, optimism turned to concern as COVID-19 spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Stocks stalled in September 2020, as concerns over a second wave of COVID-19, continued trade tensions and the U.S. Congress’ failure to pass additional financial assistance constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Many governments and central banks around the globe followed suit. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when weakness in the U.S. corporate bond sector weighed on returns.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. However, we think ongoing central bank responses may continue to support economic progress. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
October 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2019 through September 30, 2020, as provided by portfolio managers Paul Markham and Jeff Munroe, of Newton Investment Management Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2020, BNY Mellon International Equity Fund’s Class A shares produced a total return of 6.31%, Class C shares returned 5.47%, Class I shares returned 6.53% and Class Y shares returned 6.58%.1,2 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a net return of 0.49% for the same period.3

International equity indices generally provided muted returns over the reporting period, amid a volatile environment fueled by the COVID-19 pandemic and resulting economic effects. The fund outperformed the Index, primarily due to stock selection within the consumer discretionary and information technology sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund’s net assets will be invested in countries represented in the Index.

The core of the investment philosophy of Newton Investment Management Limited (“Newton”), the fund’s sub-investment adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis, and Newton’s global analysts research investment opportunities by global sector rather than by region.

The process begins by identifying a core list of investment themes that Newton believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. Newton then identifies specific companies, using these investment themes, to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved. Sell decisions for individual stocks will typically be a result of one or more of the following: a change in investment theme or strategy, profit-taking, a significant change in the prospects of a company, price movement and market activity creating an extreme valuation, and the valuation of a company becoming expensive against its peers.

Central Bank Policy and Disease Influence Markets

International equities gained over the end of 2019, as investor optimism regarding trade and future economic growth prospects bolstered sentiment. After the U.S. Federal Reserve (the “Fed”) cut rates in October 2019, the U.S. saw some encouraging economic data releases. Greater certainty as to the timing of Brexit was also forthcoming, and aided investor optimism. In addition, as the year-end approached, both the U.S. and China indicated that a ‘phase-one’ trade deal would be signed in early 2020.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic, and its alarming humanitarian and economic implications, became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Central bank responses to the crisis ramped up dramatically, as financial markets became progressively more distressed. Governments were also proactive and launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by central bank and government intervention, U.S. equities generally went on to stage a recovery that lasted through August 2020. Investors began to anticipate a move towards economic normalization as lockdown measures eased. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate. In September, volatility crept back into equity markets as increasing COVID-19 infection rates began to concern investors.

Stock Selection Drives Fund Performance

The portfolio strongly outperformed the Index over the 12 months due primarily to strong stock selection in the consumer discretionary and information technology sectors. Security selections were also supportive in the financials, industrials and real estate sectors. From a sector allocation standpoint, an underweight to energy was beneficial, as were overweights to information technology and health care. Taiwan Semiconductor Manufacturing (TSMC) and Alibaba Group Holding both rose strongly towards the end of the review period and were some of the most significant individual contributors to portfolio performance. Well positioned for an increasingly digital world, having developed and diversified its ecosystem over the last 20 years, Alibaba’s long-term growth drivers appealed to the market. Similarly, our view that TSMC remains a long-term structural winner was reflected by the rise in its share price, as a number of developments served to highlight the company’s increasing domination and opportunity to expand its total addressable market.

Conversely, positioning within consumer staples detracted from relative returns, while stock selection in the health care sector also detracted from performance. From an individual detractor standpoint, widespread event cancellation and postponement weighed on Informa, a United Kingdom-based exhibition company. Despite the valuation now only assuming a very limited recovery toward prior levels of profitability for the trade show business, we remain somewhat more positive on the company’s long-term growth prospects, as we believe that face-to-face marketing will steadily regain its appeal once the virus has passed. Meanwhile, France-based electronic equipment and systems company Thales struggled as the majority of its businesses experienced COVID-19-related revenue and profit declines over the first half of the year, with civil aerospace the hardest hit division. We remain positive on the recovery prospects for the company, given its exposure to attractive areas such as defense and infrastructure spend.

4

Maintaining a Clear Focus in the Face of Uncertainty

Although the recovery of the stock market has been much more rapid than we anticipated, weakness in international equity markets over September offered a reminder that the real economy faces some difficult times ahead. While a backdrop of ultra-low interest rates and bond yields goes some way to justifying higher valuations for equities than in a more “normal” environment, and massive and unprecedented amounts of liquidity further supports this, we harbor some concern that expectations for 2021 remain high, given that the virus may continue to dampen activity over the first part of the year. Uncertainty still reigns regarding the path of COVID-19 and our ability to treat it and, as ever, we feel it is important to retain a focus on individual holdings, their long-term prospects and valuations.

We continue to draw on our long-term thematic framework to guide our stock picking, and focus intensely on those companies with an exposure to attractive structural growth trends, as well as those that possess strong, robust business models that should prove relatively resilient in the face of the uncertainty brought on by COVID-19. We have continued to run a fairly balanced portfolio, maintaining a solid overweight to structural growth in technology and the Asian consumer, alongside a selection of smaller holdings in higher-beta cyclicals.

October 15, 2020

1 BNY Mellon Investment Adviser, Inc. serves as the investment adviser for the fund. Newton Investment Management Limited (Newton) is the fund’s sub-investment adviser. Newton’s comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance. Newton’s views are current as of the date of this communication and are subject to change rapidly as economic and market conditions dictate.

2 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through January 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

3 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon International Equity Fund with a hypothetical investment of $10,000 in the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class C shares and Class I shares of BNY Mellon International Equity Fund on 9/30/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon International Equity Fund with a hypothetical investment of $1,000,000 in the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon International Equity Fund on 9/30/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of fund’s Class Y shares. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 9/30/2020
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/08	0.18%	2.87%	3.70%
without sales charge	3/31/08	6.31%	4.09%	4.32%
Class C shares
with applicable redemption charge†	3/31/08	4.47%	3.30%	3.51%
without redemption	3/31/08	5.47%	3.30%	3.51%
Class I shares	12/21/05	6.53%	4.37%	4.60%
Class Y shares	7/1/13	6.58%	4.40%	4.64%††
MSCI EAFE Index		0.49%	5.26%	4.62%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Equity Fund from April 1, 2020 to September 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.05	$10.26	$4.64	$4.64
Ending value (after expenses)	$1,260.20	$1,255.20	$1,261.30	$1,262.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.40	$9.17	$4.14	$4.14
Ending value (after expenses)	$1,019.65	$1,015.90	$1,020.90	$1,020.90

†  Expenses are equal to the fund’s annualized expense ratio of 1.07% for Class A, 1.82% for Class C, .82% for Class I and .82% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
September 30, 2020

Description	Shares		Value ($)
Common Stocks - 98.3%
China - 7.7%
Alibaba Group Holding, ADR	70,553	[a]	20,741,171
Meituan Dianping, Cl. B	260,090	[a]	8,179,641
Ping An Insurance Group Company of China, Cl. H	672,500		6,937,667
Tencent Holdings	242,399		16,142,167
			52,000,646
Denmark - 1.6%
Chr. Hansen Holding	94,118		10,460,287
France - 9.4%
AXA	320,378		5,914,286
Bureau Veritas	389,844		8,756,297
L'Oreal	25,704		8,364,137
Thales	129,860		9,723,753
Total	257,999		8,857,891
Valeo	224,294		6,855,168
Vivendi	516,225		14,388,322
			62,859,854
Germany - 11.5%
Bayer	149,910		9,369,478
Continental	51,658		5,600,001
Deutsche Post	328,812		14,994,203
Fresenius Medical Care & Co.	91,317		7,710,616
HELLA GmbH & Co.	86,046	[a]	4,338,043
Infineon Technologies	306,018		8,656,255
SAP	169,259		26,357,590
			77,026,186
Hong Kong - 2.6%
AIA Group	1,791,912		17,652,445
India - 1.0%
Housing Development Finance	196,988		4,675,219
Vakrangee	4,872,018		1,925,768
			6,600,987
Ireland - 1.4%
CRH	268,003		9,677,898
Japan - 20.5%
Ebara	187,300		5,059,654
FANUC	37,500		7,193,894
M3	122,700		7,618,676
Pan Pacific International Holdings	492,800		11,479,782
Recruit Holdings	469,313		18,621,121
Seven & i Holdings	99,500		3,075,845

10

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
Japan - 20.5% (continued)
Sony	258,600		19,778,999
Sugi Holdings	120,500		8,519,656
Suntory Beverage & Food	182,300		6,851,858
Suzuki Motor	376,200		16,113,223
TechnoPro Holdings	287,600		17,784,492
Topcon	551,200		5,042,330
Toyota Industries	172,800		10,926,568
			138,066,098
Netherlands - 5.0%
ASML Holding	39,184		14,448,497
Koninklijke Ahold Delhaize	276,514		8,183,606
Wolters Kluwer	132,516		11,313,683
			33,945,786
Norway - 1.8%
Mowi	271,528	[a]	4,816,700
TOMRA Systems	162,873	[a]	7,006,028
			11,822,728
South Korea - 1.7%
Samsung SDI	30,420		11,260,371
Sweden - 1.4%
Swedbank, Cl. A	590,111		9,229,133
Switzerland - 11.7%
Alcon	101,507	[a]	5,762,963
Credit Suisse Group	950,705		9,515,380
Lonza Group	21,484		13,261,649
Novartis	171,861		14,934,939
Roche Holding	63,098		21,587,543
Zurich Insurance Group	38,995		13,558,005
			78,620,479
Taiwan - 2.1%
Taiwan Semiconductor Manufacturing, ADR	172,109		13,952,877
United Kingdom - 18.9%
Anglo American	468,006		11,301,698
Associated British Foods	159,689		3,846,725
Barclays	8,340,859		10,495,820
Diageo	442,733		15,167,244
GlaxoSmithKline	958,267		17,950,153
Informa	1,136,293		5,509,344
Linde	44,157		10,451,194
Natwest Group	3,378,120	[a]	4,612,546
Persimmon	182,266		5,789,029
Prudential	346,701		4,949,765

11

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 98.3% (continued)
United Kingdom - 18.9% (continued)
RELX		515,595		11,498,763
St. James's Place		648,391		7,747,520
Unilever		291,937		17,624,308
				126,944,109
Total Common Stocks (cost $516,402,302)				660,119,884
	1-Day Yield (%)
Investment Companies - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $7,538,541)	0.10	7,538,541	[b]	7,538,541
Total Investments (cost $523,940,843)		99.4%		667,658,425
Cash and Receivables (Net)		.6%		4,095,644
Net Assets		100.0%		671,754,069

ADR—American Depository Receipt

aNon-income producing security.

bInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

12

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	11.5
Commercial & Professional Services	11.2
Insurance	7.3
Automobiles & Components	6.5
Materials	6.2
Retailing	6.0
Semiconductors & Semiconductor Equipment	5.5
Media & Entertainment	5.4
Food, Beverage & Tobacco	4.6
Banks	4.3
Software & Services	4.2
Household & Personal Products	3.9
Consumer Durables & Apparel	3.8
Capital Goods	3.3
Health Care Equipment & Services	3.1
Food & Staples Retailing	3.0
Diversified Financials	2.6
Technology Hardware & Equipment	2.4
Transportation	2.2
Energy	1.3
Investment Companies	1.1
99.4

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 9/30/19 ($)	Purchases ($)†	Sales ($)	Value 9/30/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	15,621,555	284,588,315	(292,671,329)	7,538,541	1.1	113,552
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	29,557,944	(29,557,944)	-	-	-
Total	15,621,555	314,146,259	(322,229,273)	7,538,541	1.1	113,552

† Includes reinvested dividends/distributions.

See notes to financial statements.

14

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS September 30, 2020

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
State Street Bank and Trust Company
Euro	23,254,000	United States Dollar	27,604,156	10/15/2020	(331,556)
United States Dollar	27,302,636	Euro	23,254,000	10/15/2020	30,036
Gross Unrealized Appreciation					30,036
Gross Unrealized Depreciation					(331,556)

See notes to financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	516,402,302	660,119,884
Affiliated issuers	7,538,541	7,538,541
Cash		51,128
Cash denominated in foreign currency	341,713	342,342
Tax reclaim receivable		3,198,222
Dividends receivable		1,288,005
Cash collateral held by broker—Note 4		370,000
Receivable for shares of Beneficial Interest subscribed		161,416
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		30,036
Prepaid expenses		31,366
		673,130,940
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		473,299
Payable for shares of Beneficial Interest redeemed		418,093
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		331,556
Foreign capital gains tax payable		55,380
Trustees’ fees and expenses payable		10,667
Other accrued expenses		87,876
		1,376,871
Net Assets ($)		671,754,069
Composition of Net Assets ($):
Paid-in capital		595,137,392
Total distributable earnings (loss)		76,616,677
Net Assets ($)		671,754,069

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	6,329,300	1,336,942	177,360,499	486,727,328
Shares Outstanding	300,391	65,010	8,484,481	23,392,175
Net Asset Value Per Share ($)	21.07	20.57	20.90	20.81

See notes to financial statements.

16

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income ($):
Income:
Cash dividends (net of $1,841,536 foreign taxes withheld at source):
Unaffiliated issuers	15,700,466
Affiliated issuers	113,552
Income from securities lending—Note 1(c)	2,801
Total Income	15,816,819
Expenses:
Investment advisory fee—Note 3(a)	6,514,212
Custodian fees—Note 3(c)	178,299
Shareholder servicing costs—Note 3(c)	156,126
Professional fees	119,504
Trustees’ fees and expenses—Note 3(d)	76,995
Registration fees	69,414
Loan commitment fees—Note 2	29,179
Prospectus and shareholders’ reports	26,594
Chief Compliance Officer fees—Note 3(c)	14,025
Distribution fees—Note 3(b)	11,139
Interest expense—Note 2	3,414
Miscellaneous	51,054
Total Expenses	7,249,955
Less—reduction in expenses due to undertaking—Note 3(a)	(122,688)
Net Expenses	7,127,267
Investment Income—Net	8,689,552
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	6,408,973
Net realized gain (loss) on forward foreign currency exchange contracts	3,064,905
Net Realized Gain (Loss)	9,473,878
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(6,231,623)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(668,092)
Net Change in Unrealized Appreciation (Depreciation)	(6,899,715)
Net Realized and Unrealized Gain (Loss) on Investments	2,574,163
Net Increase in Net Assets Resulting from Operations	11,263,715

See notes to financial statements.

17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2020	2019
Operations ($):
Investment income—net	8,689,552	21,376,705
Net realized gain (loss) on investments	9,473,878	(50,907,414)
Net change in unrealized appreciation (depreciation) on investments	(6,899,715)	(57,133,261)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,263,715	(86,663,970)
Distributions ($):
Distributions to shareholders:
Class A	(145,643)	(90,291)
Class C	(25,255)	(17,516)
Class I	(5,603,959)	(5,237,649)
Class Y	(22,376,787)	(19,359,721)
Total Distributions	(28,151,644)	(24,705,177)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	2,766,434	4,468,947
Class C	73,850	340,517
Class I	37,658,622	54,492,411
Class Y	40,097,530	92,655,345
Distributions reinvested:
Class A	142,532	87,660
Class C	25,107	17,428
Class I	5,456,699	5,113,623
Class Y	8,244,551	6,968,266
Cost of shares redeemed:
Class A	(2,570,930)	(4,135,096)
Class C	(473,511)	(713,745)
Class I	(85,992,364)	(114,125,301)
Class Y	(387,950,937)	(231,092,498)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(382,522,417)	(185,922,443)
Total Increase (Decrease) in Net Assets	(399,410,346)	(297,291,590)
Net Assets ($):
Beginning of Period	1,071,164,415	1,368,456,005
End of Period	671,754,069	1,071,164,415

18

	Year Ended September 30,
	2020	2019
Capital Share Transactions (Shares):
Class A
Shares sold	136,909	222,565
Shares issued for distributions reinvested	6,608	4,691
Shares redeemed	(126,262)	(203,457)
Net Increase (Decrease) in Shares Outstanding	17,255	23,799
Class C
Shares sold	3,987	17,658
Shares issued for distributions reinvested	1,186	951
Shares redeemed	(25,911)	(36,555)
Net Increase (Decrease) in Shares Outstanding	(20,738)	(17,946)
Class Ia
Shares sold	2,086,495	2,791,761
Shares issued for distributions reinvested	255,463	276,416
Shares redeemed	(4,521,220)	(5,807,188)
Net Increase (Decrease) in Shares Outstanding	(2,179,262)	(2,739,011)
Class Ya
Shares sold	2,138,690	4,798,352
Shares issued for distributions reinvested	387,796	378,299
Shares redeemed	(21,527,805)	(12,022,275)
Net Increase (Decrease) in Shares Outstanding	(19,001,319)	(6,845,624)

[a] During the period ended September 30, 2020, 469,553 Class Y shares representing $9,271,632 were exchanged for 467,400 Class I shares. During the period ended September 30, 2019, 574,726 Class Y shares representing $11,306,078 were exchanged for 572,242 Class I shares.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	20.28	21.97	21.55	18.97	18.54
Investment Operations:
Investment income—net[a]	.16	.33	.32	.19	.22
Net realized and unrealized gain (loss) on investments	1.13	(1.66)	.34	2.57	.39
Total from Investment Operations	1.29	(1.33)	.66	2.76	.61
Distributions:
Dividends from investment income—net	(.50)	(.36)	(.24)	(.18)	(.18)
Net asset value, end of period	21.07	20.28	21.97	21.55	18.97
Total Return (%)[b]	6.31	(5.89)	3.06	14.76	3.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19	1.18	1.14	1.23	1.23
Ratio of net expenses to average net assets	1.07	1.07	1.07	1.18	1.23
Ratio of net investment income to average net assets	.78	1.66	1.45	.99	1.16
Portfolio Turnover Rate	32.45	36.45	31.58	37.78	34.87
Net Assets, end of period ($ x 1,000)	6,329	5,743	5,697	3,845	5,839

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

20

	Year Ended September 30,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	19.78	21.38	21.04	18.50	18.10
Investment Operations:
Investment income —net[a]	.00[b]	.17	.15	.06	.07
Net realized and unrealized gain (loss) on investments	1.10	(1.59)	.33	2.50	.38
Total from Investment Operations	1.10	(1.42)	.48	2.56	.45
Distributions:
Dividends from investment income—net	(.31)	(.18)	(.14)	(.02)	(.05)
Net asset value, end of period	20.57	19.78	21.38	21.04	18.50
Total Return (%)[c]	5.47	(6.55)	2.27	13.83	2.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96	1.93	1.90	1.99	2.02
Ratio of net expenses to average net assets	1.82	1.82	1.82	1.95	2.02
Ratio of net investment income to average net assets	.00[d]	.89	.68	.32	.37
Portfolio Turnover Rate	32.45	36.45	31.58	37.78	34.87
Net Assets, end of period ($ x 1,000)	1,337	1,696	2,217	1,784	1,470

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount represents less than .01%.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	20.12	21.79	21.38	18.85	18.39
Investment Operations:
Investment income—net[a]	.20	.36	.42	.27	.27
Net realized and unrealized gain (loss) on investments	1.13	(1.62)	.29	2.51	.41
Total from Investment Operations	1.33	(1.26)	.71	2.78	.68
Distributions:
Dividends from investment income—net	(.55)	(.41)	(.30)	(.25)	(.22)
Net asset value, end of period	20.90	20.12	21.79	21.38	18.85
Total Return (%)	6.53	(5.62)	3.30	15.02	3.66
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.86	.87	.93	.94
Ratio of net expenses to average net assets	.82	.82	.82	.89	.94
Ratio of net investment income to average net assets	1.02	1.84	1.97	1.42	1.44
Portfolio Turnover Rate	32.45	36.45	31.58	37.78	34.87
Net Assets, end of period ($ x 1,000)	177,360	214,538	292,092	112,714	80,458

a Based on average shares outstanding.

See notes to financial statements.

22

	Year Ended September 30,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	20.03	21.70	21.29	18.77	18.31
Investment Operations:
Investment income—net[a]	.20	.37	.36	.27	.28
Net realized and unrealized gain (loss) on investments	1.13	(1.63)	.35	2.51	.40
Total from Investment Operations	1.33	(1.26)	.71	2.78	.68
Distributions:
Dividends from investment income—net	(.55)	(.41)	(.30)	(.26)	(.22)
Net asset value, end of period	20.81	20.03	21.70	21.29	18.77
Total Return (%)	6.58	(5.63)	3.33	15.11	3.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.80	.80	.86	.88
Ratio of net expenses to average net assets	.82	.80	.80	.86	.88
Ratio of net investment income to average net assets	1.00	1.88	1.64	1.42	1.49
Portfolio Turnover Rate	32.45	36.45	31.58	37.78	34.87
Net Assets, end of period ($ x 1,000)	486,727	849,188	1,068,449	1,027,565	1,043,195

a Based on average shares outstanding.

See notes to financial statements.

23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon International Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective December 31, 2019, Newton Investment Management (North America) Limited (“NIMNA”) reorganized into Newton Investment Management Limited (“NIM” or the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser. Consequently, the sub-investment advisory agreement between the Adviser and NIMNA was terminated and NIM now serves as the fund’s sub-adviser pursuant to a sub-investment advisory agreement between the Adviser and NIM. There was no change to the fund’s investment objective, polices or strategies as a result of the reorganization of NIMNA into Sub-Adviser.

The Trust's Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship

24

at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether

25

NOTES TO FINANCIAL STATEMENTS (continued)

such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

26

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2020 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	34,694,048	625,425,836††	–	660,119,884
Investment Companies	7,538,541	–	–	7,538,541
Other Financial Instruments;
Forward Foreign Currency Exchange Contracts†††	–	30,036	–	30,036

27

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments;
Forward Foreign Currency Exchange Contracts†††	–	(331,556)	–	(331,556)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

28

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2020, The Bank of New York Mellon earned $629 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in

29

NOTES TO FINANCIAL STATEMENTS (continued)

these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $11,111,058 accumulated capital losses $62,524,371 and unrealized appreciation $128,029,990.

30

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2020. The fund has short-term capital losses of $62,524,371 which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2020 and September 30, 2019 were as follows: ordinary income $28,151,644 and $24,705,177.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2020 was approximately $186,885 with a related weighted average annualized interest rate of 1.83%.

31

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee was computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2019 through January 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .82% of the value of the fund’s average daily net assets. On or after January 31, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $122,688 during the period ended September 30, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2020, Class C shares were charged $11,139 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2020, Class A and Class C shares were charged $14,384 and $3,713, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest

32

in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2020, the fund was charged $5,925 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2020, the fund was charged $178,299 pursuant to the custody agreement.

During the period ended September 30, 2020, the fund was charged $14,025 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $419,048, Distribution Plan fees of $835, Shareholder Services Plan fees of $1,588, custodian fees of $56,000, Chief Compliance Officer fees of $3,410 and transfer agency fees of $1,159, which are offset against an expense reimbursement currently in effect in the amount of $8,741.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

33

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2020, amounted to $275,367,232 and $645,005,636, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the

34

counterparty. Forward contracts open at September 30, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At September 30, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	30,036	(331,556)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	30,036	(331,556)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	30,036	(331,556)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
State Street Bank and Trust Company	30,036		(30,036)	-		-
Total	30,036		(30,036)	-		-

35

NOTES TO FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
State Street Bank and Trust Company	(331,556)		30,036	301,520		-
Total	(331,556)		30,036	301,520		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2020:

Average Market Value ($)
Forward contracts	48,294,442

At September 30, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was $539,716,904; accordingly, accumulated net unrealized appreciation on investments was $127,941,521, consisting of $192,904,249 gross unrealized appreciation and $64,962,728 gross unrealized depreciation.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon International Equity Fund (the “Fund”), a series of BNY Mellon Investment Funds I, including the statements of investments and forward foreign currency exchange contracts, as of September 30, 2020, the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 24, 2020

37

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund's income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $17,545,826 as income sourced from foreign countries for the fiscal year ended September 30, 2020 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $1,859,970 as taxes paid from foreign countries for the fiscal year ended September 30, 2020 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2020 calendar year with Form 1099-DIV which will be mailed in early 2021. Also the fund reports the maximum amount allowable, but not less than $30,011,614 as ordinary income dividends paid during the fiscal year ended September 30, 2020 as qualified dividend income in accordance with Section 854(b)(1)(B) Section 852(b)(3)(C) of the Internal Revenue Code.

38

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

39

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

40

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (2008)
Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Francine J. Bovich (69)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 67

———————

Andrew J. Donohue (70)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 53

———————

41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Kenneth A. Himmel (74)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Stephen J. Lockwood (73)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (70)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 53

———————

42

Benaree Pratt Wiley (74)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 71

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

43

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since December 2008.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

44

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

45

For More Information

BNY Mellon International Equity Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: NIEAX Class C: NIECX Class I: SNIEX Class Y: NIEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6916AR0920

BNY Mellon Small Cap Growth Fund

ANNUAL REPORT September 30, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Small Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Small Cap Growth Fund, covering the 12-month period from October 1, 2019 through September 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects in the final months of 2019, fueling an equity rally. As the calendar year turned over, optimism turned to concern as COVID-19 spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Stocks stalled in September 2020, as concerns over a second wave of COVID-19, continued trade tensions and the U.S. Congress’ failure to pass additional financial assistance constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Many governments and central banks around the globe followed suit. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when weakness in the U.S. corporate bond sector weighed on returns.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. However, we think ongoing central bank responses may continue to support economic progress. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
October 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2019 through September 30, 2020, as provided by John R. Porter, Todd Wakefield, CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended September 30, 2020, BNY Mellon Small Cap Growth Fund’s Class I shares produced a total return of 52.74%, and Class Y shares returned 52.70%.1 In comparison, the fund’s benchmark, the Russell 2000® Growth Index (the “Index”), posted a total return of 15.71% for the same period.2

Small-cap growth stocks produced positive returns during the period, despite pockets of extreme volatility due in part to COVID-19. The fund outperformed the Index, mainly due to successful security selection within the information technology and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies—i.e., those with total market capitalizations equal to or less than that of the largest company in the Index.

We employ a growth-oriented investment style in managing the fund’s portfolio. This means the portfolio managers seek to identify those small-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.

• Investing in a company when the research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

Central Bank Policy and COVID-19 Influence Markets

U.S. equities gained over the end of 2019, as investor optimism regarding trade and future economic growth prospects bolstered sentiment. After the U.S. Federal Reserve (the “Fed”) cut rates in October 2019, the U.S. saw some encouraging economic data releases. Greater certainty as to the timing of Brexit was also forthcoming, and aided investor optimism. In addition, as the year-end approached, both the U.S. and China indicated that a “Phase One” trade deal would be signed in early 2020.

Markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic, and its alarming humanitarian and economic implications, became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Central bank responses to the crisis ramped up dramatically, as financial markets became progressively more distressed. Governments were also proactive and launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by central bank and government intervention, U.S. equities generally went on to stage a recovery that lasted through August 2020. Investors began to anticipate a move towards economic normalization as lockdown measures eased. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate. In September, volatility crept back into equity markets, as concern over increasing COVID-19 infection rates began to concern investors.

In this environment, large-cap stocks generally outperformed their mid- and small-cap counterparts.

Security Selections Drive Fund Performance

The fund’s strong outperformance was driven by security selections within the information technology and health care sectors. IT services and software companies were among the strongest performers. IT services company Shopify, a provider of website services and payment systems for e-commerce sites, performed well on strong trends in online shopping, and was a leading individual contributor to relative performance for the period. Cloud-based communications company Bandwidth was also among the leading contributors. A trend towards video-conferencing, as people worked from home during COVID-19 lockdowns, increased demand for the company’s services, boosting revenue. Within health care, telemedicine company Teladoc posted strong absolute and relative performance. Social distancing guidelines and a general increase in disease during the period led to an increase in demand for the company’s services.

Conversely, stock selection within the materials sector and security selections and a small overweight to energy weighed most heavily on returns. Among individual detractors, customer experience management software company Medallia provided a headwind. The stock experienced high volatility during the period. Elsewhere in the markets, a lack of exposure to industrials company SunRun also detracted. The company manufactures and installs solar panels for residential buildings. The stock price increased significantly during the period, weighing on the relative results of the portfolio.

Remaining Focused in the Face of Uncertainty

We believe there is a fair amount of uncertainty in the current environment. The first question is the upcoming election and the future administration’s effect on various industries and market sectors. We do not believe it is advantageous to view the portfolio’s holdings from the macro perspective that one administration may benefit the portfolio or specific industries that much more than the other. It is our opinion that the outcome of the election will not have an incredibly long-term effect on businesses, and we feel comfortable with the holdings in the portfolio regardless of who wins the election. We will continue to identify and purchase companies that are positioned to grow regardless of political outcomes or the

4

economic environment. The second uncertainty centers around COVID-19 and the progress towards economic reopening. We believe the spread of COVID-19 is ushering in a paradigm shift in the way consumers behave and we do think this has the potential to affect companies’ revenues.

Given the current environment, we are maintaining a long-term strategy. Our main area of focus for identifying opportunities against the current backdrop is to look for companies that are active in terms of digital transformation, the digital economy or digital customer engagement opportunities. This keeps the focus on companies that are either working with other business to provide these transformations, or companies that are positioned to benefit from them. Within the information technology sector, we are identifying many companies that fit this profile. Within health care, we are currently gravitating towards companies that we believe will be successful in the biotechnology industry. We also feel it is important to point out that we are not trying to predict changes to the health care landscape based on the outcome of the election. It is part of our strategy in the sector to stay well diversified. Within consumer discretionary, we like companies that participate in online commerce and the digital economy. It’s important for companies to engage digitally with customers to reinforce a positive customer experience. Lastly, within industrials, we think automation will continue to be a trend, and are looking for companies that are positioned to either assist with implementing or that can benefit from this evolution.

October 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through January 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Class I shares of BNY Mellon Small Cap Growth Fund with a hypothetical investment of $10,000 in the Russell 2000® Growth Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in Class I shares of BNY Mellon Small Cap Growth Fund on 9/30/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of $1,000,000 investment in Class Y shares of BNY Mellon Small Cap Growth Fund with a hypothetical investment of $1,000,000 made in the Russell 2000® Growth Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in the Class Y shares of BNY Mellon Small Cap Growth Fund on 9/30/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 9/30/2020
	Inception Date	1 Year	5 Years	10 Years
Class I shares	12/23/96	52.74%	20.11%	16.38%
Class Y shares	7/1/13	52.70%	20.14%	16.40%	†
Russell 2000® Growth Index		15.71%	11.42%	12.34%

†  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Growth Fund from April 1, 2020 to September 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2020

	Class I	Class Y
Expense paid per $1,000†	$6.40	$6.40
Ending value (after expenses)	$1,560.30	$1,560.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2020

	Class I	Class Y
Expense paid per $1,000†	$5.05	$5.05
Ending value (after expenses)	$1,020.00	$1,020.00

†  Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
September 30, 2020

Description	Shares		Value ($)
Common Stocks - 90.6%
Capital Goods - 7.7%
Construction Partners, Cl. A	11,523	[a]	209,719
Curtiss-Wright	1,073		100,068
Energy Recovery	10,630	[a,b]	87,166
Kornit Digital	5,236	[a]	339,659
Mercury Systems	3,705	[a]	286,989
Proto Labs	551	[a]	71,354
Ribbit LEAP	1,199	[a]	15,587
SiteOne Landscape Supply	973	[a]	118,657
The AZEK Company	2,707	[a]	94,231
			1,323,430
Consumer Durables & Apparel - .9%
YETI Holdings	3,297	[a]	149,420
Consumer Services - 1.7%
OneSpaWorld Holdings	4,921	[b]	31,986
Planet Fitness, Cl. A	4,124	[a]	254,121
			286,107
Energy - .4%
Cactus, Cl. A	3,183		61,082
Food & Staples Retailing - 1.4%
Grocery Outlet Holding	6,310	[a,b]	248,109
Food, Beverage & Tobacco - 4.1%
Calavo Growers	2,432		161,169
Freshpet	4,781	[a]	533,799
Vital Farms	59	[a]	2,391
			697,359
Health Care Equipment & Services - 10.5%
1Life Healthcare	10,095	[a]	286,294
Accolade	259	[a,b]	10,067
American Well, Cl. A	244	[a,b]	7,232
AtriCure	3,024	[a]	120,658
Evolent Health, Cl. A	7,987	[a,b]	99,119
Health Catalyst	3,730	[a,b]	136,518
iRhythm Technologies	1,825	[a,b]	434,551
Nevro	872	[a]	121,470
Oak Street Health	63	[a]	3,367
Outset Medical	17	[a]	850
Tabula Rasa HealthCare	3,339	[a,b]	136,131
Teladoc Health	1,765	[a,b]	386,959
TransMedics Group	4,389	[a]	60,480
			1,803,696

10

Description	Shares		Value ($)
Common Stocks - 90.6% (continued)
Household & Personal Products - .9%
Inter Parfums	4,349		162,435
Insurance - 3.5%
BRP Group, Cl. A	5,455	[a]	135,884
Palomar Holdings	4,479	[a]	466,891
			602,775
Materials - .7%
Alamos Gold, Cl. A	8,862		78,074
Constellium	5,694	[a]	44,698
			122,772
Pharmaceuticals Biotechnology & Life Sciences - 21.7%
10X Genomics, CI. A	1,327	[a]	165,450
Acceleron Pharma	798	[a,b]	89,799
Adaptive Biotechnologies	1,862	[a]	90,549
Alector	1,824	[a]	19,216
Amicus Therapeutics	5,979	[a]	84,424
Arena Pharmaceuticals	2,446	[a]	182,936
Ascendis Pharma, ADR	516	[a,b]	79,629
AVROBIO	4,029	[a]	52,458
Beam Therapeutics	1,089	[a,b]	26,811
Biohaven Pharmaceutical Holding	2,314	[a,b]	150,433
Blueprint Medicines	627	[a]	58,123
CareDx	1,887	[a,b]	71,593
Crinetics Pharmaceuticals	2,906	[a]	45,537
CRISPR Therapeutics	1,155	[a,b]	96,604
Denali Therapeutics	4,755	[a,b]	170,372
Dyne Therapeutics	3,034	[a]	61,257
FibroGen	2,852	[a,b]	117,274
Generation Bio	2,326	[a,b]	71,897
GW Pharmaceuticals, ADR	857	[a,b]	83,429
Iovance Biotherapeutics	2,196	[a,b]	72,292
MeiraGTx Holdings	2,746	[a]	36,357
NanoString Technologies	3,606	[a,b]	161,188
Natera	2,838	[a]	205,017
NeoGenomics	3,631	[a]	133,948
Pacific Biosciences of California	11,874	[a]	117,196
Passage Bio	3,689	[a,b]	48,363
Pliant Therapeutics	1,972	[a]	44,666
Prevail Therapeutics	3,050	[a]	31,049
PTC Therapeutics	2,761	[a]	129,077
Quanterix	5,071	[a]	171,096
Sarepta Therapeutics	737	[a]	103,497
Twist Bioscience	3,742	[a]	284,280
Ultragenyx Pharmaceutical	1,324	[a,b]	108,820

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 90.6% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 21.7% (continued)
uniQure	1,800	[a]	66,294
Veracyte	2,047	[a]	66,507
Voyager Therapeutics	5,317	[a]	56,732
Xenon Pharmaceuticals	7,651	[a,b]	84,697
Zogenix	4,537	[a]	81,348
			3,720,215
Real Estate - 1.6%
Physicians Realty Trust	5,261	[b,c]	94,224
Redfin	3,593	[a,b]	179,398
			273,622
Retailing - 3.7%
National Vision Holdings	7,701	[a]	294,486
Ollie's Bargain Outlet Holdings	1,724	[a]	150,591
Stitch Fix, Cl. A	6,842	[a,b]	185,623
			630,700
Semiconductors & Semiconductor Equipment - 2.0%
Power Integrations	2,773		153,624
Semtech	3,674	[a]	194,575
			348,199
Software & Services - 21.9%
CACI International, Cl. A	1,148	[a]	244,708
Everbridge	3,395	[a,b]	426,853
HubSpot	1,112	[a]	324,960
I3 Verticals, Cl. A	6,760	[a]	170,690
Medallia	15,140	[a,b]	415,139
Mimecast	4,422	[a]	207,480
nCino	46	[a]	3,665
Proofpoint	1,796	[a]	189,568
Q2 Holdings	2,699	[a,b]	246,311
Rapid7	6,164	[a,b]	377,483
Shift4 Payments, Cl. A	2,347	[a,b]	113,501
Shopify, Cl. A	221	[a]	226,076
Twilio, Cl. A	2,273	[a]	561,636
Zendesk	2,412	[a]	248,243
			3,756,313
Technology Hardware & Equipment - 2.7%
Littelfuse	468		82,995
Lumentum Holdings	2,431	[a]	182,641
NETGEAR	2,319	[a,b]	71,472
nLight	5,243	[a]	123,106
			460,214

12

Description		Shares		Value ($)
Common Stocks - 90.6% (continued)
Telecommunication Services - 4.6%
Bandwidth, Cl. A		4,531	[a,b]	790,977
Transportation - .6%
Marten Transport		6,575		107,304
Total Common Stocks (cost $10,031,257)				15,544,729

Exchange-Traded Funds - .8%
Registered Investment Companies - .8%
iShares Russell 2000 Growth ETF (cost $147,709)		651	[b]	144,210
	1-Day Yield (%)
Investment Companies - 4.8%
Registered Investment Companies - 4.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $828,418)	0.10	828,418	[d]	828,418

Investment of Cash Collateral for Securities Loaned - 4.5%
Registered Investment Companies - 4.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $773,076)	0.10	773,076	[d]	773,076
Total Investments (cost $11,780,460)		100.7%		17,290,433
Liabilities, Less Cash and Receivables		(.7%)		(126,699)
Net Assets		100.0%		17,163,734

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity, or portion thereof, on loan. At September 30, 2020, the value of the fund’s securities on loan was $3,590,482 and the value of the collateral was $3,657,481, consisting of cash collateral of $773,076 and U.S. Government & Agency securities valued at $2,884,405.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

13

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Health Care	32.2
Information Technology	26.7
Investment Companies	10.1
Industrials	8.2
Consumer Staples	6.4
Consumer Discretionary	6.2
Communication Services	4.6
Financials	3.5
Real Estate	1.6
Materials	.7
Energy	.4
Diversified	.1
100.7

† Based on net assets.

See notes to financial statements.

14

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 9/30/19($)	Purchases($)†	Sales ($)	Value 9/30/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	132,784	11,204,666	(10,509,032)	828,418	4.8	2,834
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	398,183	6,464,938	(6,090,045)	773,076	4.5	-
Total	530,967	17,669,604	(16,599,077)	1,601,494	9.3	2,834

†  Includes reinvested dividends/distributions.

See notes to financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,590,482)—Note 1(c):
Unaffiliated issuers	10,178,966	15,688,939
Affiliated issuers	1,601,494	1,601,494
Receivable for shares of Beneficial Interest subscribed		1,002,861
Receivable for investment securities sold		192,851
Dividends and securities lending income receivable		823
Prepaid expenses		19,637
		18,506,605
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		2,957
Liability for securities on loan—Note 1(c)		773,076
Payable for investment securities purchased		502,598
Payable for shares of Beneficial Interest redeemed		3,631
Trustees’ fees and expenses payable		67
Other accrued expenses		60,542
		1,342,871
Net Assets ($)		17,163,734
Composition of Net Assets ($):
Paid-in capital		10,928,281
Total distributable earnings (loss)		6,235,453
Net Assets ($)		17,163,734

Net Asset Value Per Share	Class I	Class Y
Net Assets ($)	17,098,521	65,213
Shares Outstanding	393,367	1,496.51
Net Asset Value Per Share ($)	43.47	43.58

See notes to financial statements.

16

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income ($):
Income:
Cash dividends (net of $34 foreign taxes withheld at source):
Unaffiliated issuers	12,663
Affiliated issuers	2,795
Income from securities lending—Note 1(c)	7,597
Total Income	23,055
Expenses:
Investment advisory fee—Note 3(a)	85,194
Professional fees	92,078
Registration fees	35,689
Shareholder servicing costs—Note 3(b)	14,300
Chief Compliance Officer fees—Note 3(b)	14,025
Prospectus and shareholders’ reports	9,484
Custodian fees—Note 3(b)	7,011
Administration fee—Note 3(a)	6,390
Trustees’ fees and expenses—Note 3(c)	1,004
Loan commitment fees—Note 2	453
Miscellaneous	16,449
Total Expenses	282,077
Less—reduction in expenses due to undertaking—Note 3(a)	(175,131)
Net Expenses	106,946
Investment (Loss)—Net	(83,891)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,160,538
Capital gain distributions from affiliated issuers	39
Net Realized Gain (Loss)	1,160,577
Net change in unrealized appreciation (depreciation) on investments	3,462,584
Net Realized and Unrealized Gain (Loss) on Investments	4,623,161
Net Increase in Net Assets Resulting from Operations	4,539,270

See notes to financial statements.

17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2020	2019
Operations ($):
Investment (loss)—net	(83,891)	(45,652)
Net realized gain (loss) on investments	1,160,577	(182,822)
Net change in unrealized appreciation (depreciation) on investments	3,462,584	(463,791)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,539,270	(692,265)
Distributions ($):
Distributions to shareholders:
Class I	-	(810,240)
Class Y	-	(84,787)
Total Distributions	-	(895,027)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class I	11,913,135	3,427,480
Class Y	8,697	12,743
Distributions reinvested:
Class I	-	767,125
Class Y	-	78,411
Cost of shares redeemed:
Class I	(6,344,473)	(2,883,720)
Class Y	(22,080)	(539,978)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	5,555,279	862,061
Total Increase (Decrease) in Net Assets	10,094,549	(725,231)
Net Assets ($):
Beginning of Period	7,069,185	7,794,416
End of Period	17,163,734	7,069,185
Capital Share Transactions (Shares):
Class I
Shares sold	329,263	120,413
Shares issued for distributions reinvested	-	29,290
Shares redeemed	(182,331)	(100,049)
Net Increase (Decrease) in Shares Outstanding	146,932	49,654
Class Y
Shares sold	268	420
Shares issued for distributions reinvested	-	2,988
Shares redeemed	(700)	(22,182)
Net Increase (Decrease) in Shares Outstanding	(432)	(18,774)

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class I Shares	Year Ended September 30,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	28.46	35.83	31.65	30.32	35.16
Investment Operations:
Investment (loss)—net[a]	(.28)	(.20)	(.19)	(.07)	(.08)
Net realized and unrealized gain (loss) on investments	15.29	(2.91)	8.54	5.52	4.08
Total from Investment Operations	15.01	(3.11)	8.35	5.45	4.00
Distributions:
Dividends from net realized gain on investments	-	(4.26)	(4.17)	(4.12)	(8.84)
Net asset value, end of period	43.47	28.46	35.83	31.65	30.32
Total Return (%)	52.74	(7.64)	30.01	19.75	13.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.65	3.47	3.51	3.08	2.06
Ratio of net expenses to average net assets	1.00	1.00	1.00	1.00	.98
Ratio of net investment (loss) to average net assets	(.79)	(.66)	(.58)	(.23)	(.26)
Portfolio Turnover Rate	74.21	90.11	87.65	125.73	197.34
Net Assets, end of period ($ x 1,000)	17,099	7,014	7,051	5,377	6,441

a Based on average shares outstanding.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Year Ended September 30,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	28.54	35.89	31.70	30.35	35.18
Investment Operations:
Investment (loss)—net[a]	(.27)	(.19)	(.20)	(.21)	(.07)
Net realized and unrealized gain (loss) on investments	15.31	(2.90)	8.56	5.68	4.08
Total from Investment Operations	15.04	(3.09)	8.36	5.47	4.01
Distributions:
Dividends from net realized gain on investments	-	(4.26)	(4.17)	(4.12)	(8.84)
Net asset value, end of period	43.58	28.54	35.89	31.70	30.35
Total Return (%)	52.70	(7.57)	30.00	19.81	13.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.64	3.45	3.27	3.18	2.17
Ratio of net expenses to average net assets	1.00	1.00	1.00	1.00	.97
Ratio of net investment (loss) to average net assets	(.77)	(.59)	(.59)	(.69)	(.23)
Portfolio Turnover Rate	74.21	90.11	87.65	125.73	197.34
Net Assets, end of period ($ x 1,000)	65	55	743	1,541	70

a Based on average shares outstanding.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class I and Class Y. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or contingent deferred sales charge. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

21

NOTES TO FINANCIAL STATEMENTS (continued)

registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

22

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2020 in valuing the fund’s investments:

23

NOTES TO FINANCIAL STATEMENTS (continued)

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:†
Equity Securities—Common Stocks	15,544,729	-	-	15,544,729
Exchange—Traded Funds	144,210	-	-	144,210
Investment Companies	1,601,494	-	-	1,601,494

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual

24

maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2020, The Bank of New York Mellon earned $1,453 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and

25

NOTES TO FINANCIAL STATEMENTS (continued)

net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $93,266, undistributed capital gains $877,699 and unrealized appreciation $5,264,488.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2020 and September 30, 2019 were as follows: ordinary income $0 and $170,011, and long-term capital gains $0 and $725,016, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility

26

at the time of borrowing. During the period ended September 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2019 through January 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither class (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. On or after January 31, 2021, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $175,131 during the period ended September 30, 2020.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $6,390 during the period ended September 30, 2020.

(b) The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting

27

NOTES TO FINANCIAL STATEMENTS (continued)

purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2020, the fund was charged $1,598 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2020, the fund was charged $7,011 pursuant to the custody agreement.

During the period ended September 30, 2020, the fund was charged $14,025 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $10,062, administration fees of $755, custodian fees of $3,200, Chief Compliance Officer fees of $3,410 and transfer agency fees of $336, which are offset against an expense reimbursement currently in effect in the amount of $14,806.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2020, amounted to $11,892,853 and $7,772,703, respectively.

28

At September 30, 2020, the cost of investments for federal income tax purposes was $12,025,945; accordingly, accumulated net unrealized appreciation on investments was $5,264,488, consisting of $5,892,859 gross unrealized appreciation and $628,371 gross unrealized depreciation.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Small Cap Growth Fund (the “Fund”), a series of BNY Mellon Investment Funds I, including the statement of investments, as of September 30, 2020, the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 24, 2020

30

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

31

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

32

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (2008)
Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Francine J. Bovich (69)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 67

———————

Andrew J. Donohue (70)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 53

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Kenneth A. Himmel (74)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Stephen J. Lockwood (73)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (70)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 53

———————

34

Benaree Pratt Wiley (74)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 71

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

35

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since December 2008.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

36

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

37

For More Information

BNY Mellon Small Cap Growth Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class I: SSETX Class Y: SSYGX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6941AR0920

BNY Mellon Small Cap Value Fund

ANNUAL REPORT September 30, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Small Cap Value Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Small Cap Value Fund, covering the 12-month period from October 1, 2019 through September 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects in the final months of 2019, fueling an equity rally. As the calendar year turned over, optimism turned to concern as COVID-19 spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Stocks stalled in September 2020, as concerns over a second wave of COVID-19, continued trade tensions and the U.S. Congress’ failure to pass additional financial assistance constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Many governments and central banks around the globe followed suit. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when weakness in the U.S. corporate bond sector weighed on returns.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. However, we think ongoing central bank responses may continue to support economic progress. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
October 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2019 through September 30, 2020, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, Jonathan Piskorowski, CFA and Nicholas Cohn, Portfolio Managers

Nicholas Cohn was added to the portfolio management team in December 2019.

Market and Fund Performance Overview

For the 12-month period ended September 30, 2020, BNY Mellon Small Cap Value Fund’s Class A shares produced a total return of -16.27%, Class C shares returned -17.04%, Class I shares returned -16.03% and Class Y shares returned -15.94%.1 In comparison, the fund’s benchmark, the Russell 2000® Value Index (the “Index”), posted a total return of -14.88% for the same period.2

Small-cap value stocks posted negative returns during the period, amid an environment of market volatility and economic uncertainty brought on by COVID-19. The fund underperformed the Index, due primarily to stock selection within the consumer discretionary and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies — i.e., those with market capitalizations that are equal to or less than the total market capitalization of the largest company in the Index.

We use fundamental research and qualitative analysis to select stocks from among portfolio candidates. We look for companies with strong competitive positions, high-quality management and financial strength.

We use a variety of screening methods to identify small-cap companies that might be attractive investments. Once attractive investments have been identified, we use a consistent, three-step, fundamental research process to evaluate the stocks. The first step is valuation—to identify small-cap companies that are considered to be attractively priced relative to their earnings potential. Second, fundamentals—to verify the strength of the underlying business position. Third, catalyst—to identify a specific event that has the potential to cause the stocks to appreciate in value.

We primarily focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth.

Central Bank Policy and COVID-19 Influence Markets

U.S. equities gained over the end of 2019, as investor optimism regarding trade and future economic growth prospects bolstered sentiment. After the U.S. Federal Reserve (the “Fed”) cut rates in October 2019, the U.S. saw some encouraging economic data releases. Greater certainty as to the timing of Brexit was also forthcoming, and aided investor optimism. In addition, as the year-end approached, both the U.S. and China indicated that a ‘Phase-One’ trade deal would be signed in early 2020.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic, and its alarming humanitarian and economic implications, became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Central bank responses to the crisis ramped up dramatically, as financial markets became progressively more distressed. Governments were also proactive and launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by central bank and government intervention, U.S. equities generally went on to stage a recovery that lasted through August 2020. Investors began to anticipate a move towards economic normalization as lockdown measures eased. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate. In September, volatility crept back into equity markets as increasing COVID-19 infection rates began to concern investors.

Stock Selection Drives Fund Performance

The largest detractors from relative performance were stock selection within the consumer discretionary, health care and materials sectors. From the perspective of individual positions, Webster Financial was among the leading detractors. The bank has suffered due to the low rate environment, which has cut its interest income from lending products. This reduction in revenue has hurt the stock price. Urban Edge Properties, a real estate investment trust (REIT), was also among the worst performing relative positions. The REIT owns malls and retail real estate in the metro NYC region. The COVID-19 lockdown hurt revenues due to tenant inability to make lease payments.

Conversely, overweight exposure to, as well as security selection within, the information technology sector bolstered results. An underweight to the financial sector, which struggled significantly during the period, was also helpful. Top individual contributors included LHC Group, which provides health care services to people in rural areas of the southern U.S. Demand for their services grew during the period, due in part to COVID-19. Health care company R1 RCM was also a leading performer. The organization provides business management and financial services to physician groups and beat earnings expectations in recent quarters. Management has been working to simplify the company’s capital structure, which has been viewed positively by investors, helping to boost the stock price. In the information technology sector, semiconductor company Diodes was a leading contributor to returns. The stock rose during the period on the back of an acquisition made during the period and resulting earnings increase.

Poised for Potential Recovery

It is our belief that small-cap value equities have been caught in the eye of the storm, due to COVID-19, because so many of the companies within this area of the market are domestic, consumer-oriented and directly affected by the pandemic. Financial companies, REITs and energy companies have been hit particularly hard. These types of companies are particularly susceptible to the current COVID-19 environment, due to their sensitivity to low rates,

4

disruptive tenant businesses and reduced consumption of energy products, respectively. Once a vaccine is produced and distributed, it will provide a tailwind for the recovery of these securities that remained depressed through the end of the period, despite a rally across many other areas of the U.S. equity markets. In addition, we believe that low earnings expectations are priced into markets, further depressing valuations.

Given this environment, we do believe the upside potential for small-cap value stocks in the U.S. is compelling. Historically, the asset class tends to lead other market sectors out of bear markets, rising during the early stages of an economic recovery. It could potentially outperform other areas of the market when this occurs because it fell the most during the downturn.

October 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through January 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000®Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Small Cap Value Fund with a hypothetical investment of $10,000 made in the Russell 2000® Value Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class A shares and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class A shares and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of the BNY Mellon Small Cap Value Fund on 9/30/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of $1,000,000 investment in Class Y shares of BNY Mellon Small Cap Value Fund with a hypothetical investment of $1,000,000 in the Russell 2000® Value Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of the BNY Mellon Small Cap Value Fund on 9/30/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 9/30/2020
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/1/16	-21.10%	3.27%††	6.90%††
without sales charge	8/1/16	-16.27%	4.50%††	7.53%††
Class C shares
with applicable redemption charge †	8/1/16	-17.81%	3.76%††	7.15%††
without redemption	8/1/16	-17.04%	3.76%††	7.15%††
Class I shares	2/1/00	-16.03%	4.78%	7.68%
Class Y shares	8/1/16	-15.94%	4.82%††	7.70%††
Russell 2000® Value Index		-14.88%	4.11%	7.09%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A shares and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class A shares and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us or the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Value Fund from April 1, 2020 to September 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.85	$12.62	$5.95	$5.46
Ending value (after expenses)	$1,181.20	$1,175.40	$1,182.40	$1,182.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.26	$11.68	$5.50	$5.05
Ending value (after expenses)	$1,017.80	$1,013.40	$1,019.55	$1,020.00

†  Expenses are equal to the fund’s annualized expense ratio of 1.44% for Class A, 2.32% for Class C, 1.09% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
September 30, 2020

Description	Shares		Value ($)
Common Stocks - 99.1%
Automobiles & Components - 1.6%
Stoneridge	36,014	[a]	661,577
Visteon	23,326	[a]	1,614,626
			2,276,203
Banks - 15.4%
Banner	48,248		1,556,480
Boston Private Financial Holdings	116,445		642,776
Central Pacific Financial	69,207		939,139
Columbia Banking System	64,382		1,535,511
Cullen/Frost Bankers	21,479		1,373,582
Essent Group	50,006		1,850,722
First Bancorp	30,968		648,160
First Interstate BancSystem, Cl. A	57,841		1,842,236
Heritage Commerce	96,997		645,515
Heritage Financial	36,561		672,357
Old National Bancorp	106,246		1,334,450
Seacoast Banking Corp. of Florida	58,799	[a]	1,060,146
Silvergate Capital, Cl. A	23,250	[a]	334,800
UMB Financial	46,625		2,285,091
United Community Bank	118,435		2,005,105
Webster Financial	115,024		3,037,784
			21,763,854
Capital Goods - 13.7%
Aerojet Rocketdyne Holdings	74,368	[a]	2,966,540
Construction Partners, Cl. A	54,873	[a]	998,689
Dycom Industries	22,539	[a]	1,190,510
EMCOR Group	11,757		796,066
EnerSys	27,959		1,876,608
Fortress Value Acquisition, Cl. A	54,313	[a]	737,571
Granite Construction	69,133	[b]	1,217,432
Kaman	19,278		751,264
Kennametal	26,072		754,524
Lindsay	14,450		1,397,026
Rexnord	57,179		1,706,221
The Gorman-Rupp Company	8,712		256,656
The Greenbrier Companies	69,764		2,051,062
TriMas	47,527	[a]	1,083,616
Valmont Industries	6,607		820,457
Wabash National	64,216		768,023
			19,372,265
Commercial & Professional Services - 2.0%
Huron Consulting Group	18,222	[a]	716,671

10

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Commercial & Professional Services - 2.0% (continued)
Knoll	69,706		840,654
Korn Ferry	45,336		1,314,744
			2,872,069
Consumer Durables & Apparel - 5.5%
Helen of Troy	6,289	[a]	1,217,047
KB Home	49,250		1,890,707
Oxford Industries	29,425	[b]	1,187,593
Skechers U.S.A, CI. A	65,890	[a]	1,991,196
TRI Pointe Group	80,943	[a]	1,468,306
			7,754,849
Consumer Services - 1.4%
The Cheesecake Factory	74,200	[b]	2,058,308
Diversified Financials - 1.9%
Federated Hermes	60,930		1,310,604
LPL Financial Holdings	17,312		1,327,311
			2,637,915
Energy - 3.3%
Cactus, Cl. A	89,678		1,720,921
CNX Resources	83,886	[a]	791,884
Dril-Quip	34,950	[a]	865,362
Helix Energy Solutions Group	533,834	[a]	1,286,540
			4,664,707
Food & Staples Retailing - .5%
The Chefs' Warehouse	48,440	[a]	704,318
Health Care Equipment & Services - 4.3%
Acadia Healthcare	54,428	[a,b]	1,604,537
Evolent Health, Cl. A	101,617	[a,b]	1,261,067
LHC Group	9,209	[a]	1,957,465
NuVasive	24,763	[a]	1,202,739
			6,025,808
Insurance - 1.5%
Kemper	19,852		1,326,709
Safety Insurance Group	12,650		873,989
			2,200,698
Materials - 6.3%
Alamos Gold, Cl. A	82,406		725,997
Boise Cascade	13,036		520,397
Cabot	42,761		1,540,679
Carpenter Technology	53,556		972,577
Chase	6,292		600,257
Coeur Mining	297,685	[a]	2,196,915
Schnitzer Steel Industries, Cl. A	67,062		1,289,602

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Materials - 6.3% (continued)
Stepan	10,149		1,106,241
			8,952,665
Media & Entertainment - 3.2%
Gray Television	134,205	[a]	1,848,003
John Wiley & Sons, Cl. A	10,995		348,651
MSG Networks, Cl. A	119,569	[a,b]	1,144,275
TEGNA	100,116		1,176,363
			4,517,292
Real Estate - 11.0%
Agree Realty	28,499	[c]	1,813,676
Cousins Properties	24,765	[c]	708,031
Equity Commonwealth	53,514	[c]	1,425,078
Newmark Group, Cl. A	219,248		947,151
Physicians Realty Trust	145,677	[c]	2,609,075
Potlatchdeltic	69,290	[c]	2,917,109
Rayonier	52,586	[c]	1,390,374
STAG Industrial	19,628	[c]	598,458
Sunstone Hotel Investors	214,361	[c]	1,702,026
Weingarten Realty Investors	81,899	[c]	1,389,007
			15,499,985
Retailing - 3.3%
Dillard's, Cl. A	39,569	[b]	1,445,060
Kohl's	48,732	[b]	903,004
Nordstrom	21,081	[b]	251,286
Sonic Automotive, Cl. A	12,551		504,048
Urban Outfitters	77,235	[a,b]	1,607,260
			4,710,658
Semiconductors & Semiconductor Equipment - 3.9%
Diodes	55,123	[a]	3,111,693
First Solar	36,319	[a]	2,404,318
			5,516,011
Software & Services - 7.4%
CSG Systems International	40,284		1,649,630
KBR	82,565		1,846,153
MAXIMUS	5,138		351,491
Mimecast	34,233	[a]	1,606,212
NIC	59,544		1,173,017
Progress Software	40,088		1,470,428
Verint Systems	48,709	[a]	2,346,800
			10,443,731
Technology Hardware & Equipment - 3.9%
Coherent	17,530	[a]	1,944,603
FLIR Systems	34,924		1,252,025

12

Description		Shares		Value ($)
Common Stocks - 99.1% (continued)
Technology Hardware & Equipment - 3.9% (continued)
NETGEAR		73,654	[a]	2,270,016
				5,466,644
Transportation - 3.2%
Echo Global Logistics		18,909	[a]	487,285
JetBlue Airways		137,984	[a]	1,563,359
SkyWest		82,220		2,455,089
				4,505,733
Utilities - 5.8%
Avista		43,148		1,472,210
Chesapeake Utilities		15,492		1,305,976
NorthWestern		26,768		1,301,996
PNM Resources		33,897		1,400,963
Portland General Electric		35,620		1,264,510
Southwest Gas Holdings		22,380		1,412,178
				8,157,833
Total Common Stocks (cost $140,867,598)				140,101,546

Exchange-Traded Funds - .5%
Registered Investment Companies - .5%
iShares Russell 2000 Value ETF (cost $718,809)		7,118		707,031
	1-Day Yield (%)
Investment of Cash Collateral for Securities Loaned - 2.2%
Registered Investment Companies - 2.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,012,229)	0.10	3,012,229	[d]	3,012,229
Total Investments (cost $144,598,636)		101.8%		143,820,806
Liabilities, Less Cash and Receivables		(1.8%)		(2,484,939)
Net Assets		100.0%		141,335,867

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity, or portion thereof, on loan. At September 30, 2020, the value of the fund’s securities on loan was $9,623,661 and the value of the collateral was $9,633,448, consisting of cash collateral of $3,012,229 and U.S. Government & Agency securities valued at $6,621,219.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

13

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Financials	18.8
Industrials	18.4
Information Technology	15.1
Consumer Discretionary	11.9
Real Estate	11.0
Materials	6.3
Utilities	5.8
Health Care	4.3
Energy	3.3
Communication Services	3.2
Investment Companies	2.7
Diversified	.5
Consumer Staples	.5
101.8

† Based on net assets.

See notes to financial statements.

14

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 9/30/19($)	Purchases($)†	Sales ($)	Value 9/30/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,606,737	52,327,094	(54,933,831)	-	-	20,709
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,675,174	44,992,526	(45,655,471)	3,012,229	2.2	-
Total	6,281,911	97,319,620	(100,589,302)	3,012,229	2.2	20,709

†  Includes reinvested dividends/distributions.

See notes to financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,623,661)—Note 1(c):
Unaffiliated issuers	141,586,407	140,808,577
Affiliated issuers	3,012,229	3,012,229
Receivable for investment securities sold		858,374
Dividends and securities lending income receivable		335,646
Receivable for shares of Beneficial Interest subscribed		51,755
Prepaid expenses		35,447
		145,102,028
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		119,560
Cash overdraft due to Custodian		6,294
Liability for securities on loan—Note 1(c)		3,012,229
Payable for investment securities purchased		528,030
Payable for shares of Beneficial Interest redeemed		31,355
Trustees’ fees and expenses payable		867
Other accrued expenses		67,826
		3,766,161
Net Assets ($)		141,335,867
Composition of Net Assets ($):
Paid-in capital		152,599,855
Total distributable earnings (loss)		(11,263,988)
Net Assets ($)		141,335,867

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	18,378,798	949,975	90,017,075	31,990,019
Shares Outstanding	1,179,663	62,988	5,735,792	2,024,200
Net Asset Value Per Share ($)	15.58	15.08	15.69	15.80

See notes to financial statements.

16

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income ($):
Income:
Cash dividends (net of $294 foreign taxes withheld at source):
Unaffiliated issuers	3,117,964
Affiliated issuers	20,659
Income from securities lending—Note 1(c)	115,390
Interest	5,778
Total Income	3,259,791
Expenses:
Investment advisory fee—Note 3(a)	1,316,315
Shareholder servicing costs—Note 3(c)	150,459
Administration fee—Note 3(a)	98,724
Professional fees	96,150
Registration fees	59,464
Prospectus and shareholders’ reports	18,947
Trustees’ fees and expenses—Note 3(d)	16,507
Custodian fees—Note 3(c)	14,732
Chief Compliance Officer fees—Note 3(c)	14,025
Distribution fees—Note 3(b)	9,705
Loan commitment fees—Note 2	5,955
Interest expense—Note 2	370
Miscellaneous	23,099
Total Expenses	1,824,452
Less—reduction in expenses due to undertaking—Note 3(a)	(560)
Net Expenses	1,823,892
Investment Income—Net	1,435,899
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(6,129,304)
Capital gain distributions from affiliated issuers	50
Net Realized Gain (Loss)	(6,129,254)
Net change in unrealized appreciation (depreciation) on investments	(24,248,610)
Net Realized and Unrealized Gain (Loss) on Investments	(30,377,864)
Net (Decrease) in Net Assets Resulting from Operations	(28,941,965)

See notes to financial statements.

17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2020	2019
Operations ($):
Investment income—net	1,435,899	1,491,600
Net realized gain (loss) on investments	(6,129,254)	13,691,071
Net change in unrealized appreciation (depreciation) on investments	(24,248,610)	(29,845,902)
Net Increase (Decrease) in Net Assets Resulting from Operations	(28,941,965)	(14,663,231)
Distributions ($):
Distributions to shareholders:
Class A	(2,022,089)	(3,661,314)
Class C	(129,047)	(271,667)
Class I	(9,644,441)	(23,751,385)
Class Y	(3,635,523)	(1,237)
Total Distributions	(15,431,100)	(27,685,603)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	923,182	830,555
Class C	47,887	84,950
Class I	23,297,929	14,340,621
Class Y	2,218,593	45,528,472
Distributions reinvested:
Class A	1,935,640	3,459,346
Class C	114,926	232,832
Class I	9,102,667	23,011,692
Class Y	3,634,781	-
Cost of shares redeemed:
Class A	(4,140,271)	(6,123,736)
Class C	(652,400)	(715,036)
Class I	(35,743,011)	(94,088,299)
Class Y	(9,078,634)	(1,176,704)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(8,338,711)	(14,615,307)
Total Increase (Decrease) in Net Assets	(52,711,776)	(56,964,141)
Net Assets ($):
Beginning of Period	194,047,643	251,011,784
End of Period	141,335,867	194,047,643

18

	Year Ended September 30,
	2020	2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	53,183	39,781
Shares issued for distributions reinvested	95,966	196,889
Shares redeemed	(245,966)	(309,095)
Net Increase (Decrease) in Shares Outstanding	(96,817)	(72,425)
Class Ca,b
Shares sold	2,836	4,699
Shares issued for distributions reinvested	5,846	13,528
Shares redeemed	(38,383)	(35,446)
Net Increase (Decrease) in Shares Outstanding	(29,701)	(17,219)
Class Ib
Shares sold	1,441,490	680,938
Shares issued for distributions reinvested	449,292	1,304,518
Shares redeemed	(2,133,921)	(4,746,055)
Net Increase (Decrease) in Shares Outstanding	(243,139)	(2,760,599)
Class Yb
Shares sold	131,670	2,300,703
Shares issued for distributions reinvested	178,264	-
Shares redeemed	(527,472)	(59,404)
Net Increase (Decrease) in Shares Outstanding	(217,538)	2,241,299

[a] During the period ended September 30, 2019, 1,502 Class C shares representing $33,597 were automatically converted to 1,474 Class A shares.

[b] During the period ended September 30, 2020, 221 Class I shares representing $3,772 were exchanged for 215 Class C shares. During the period ended September 30, 2019, 2,242,448 Class I shares representing $44,089,411 were exchanged for 2,228,844 Class Y shares and 1,613 Class A shares representing $33,080 were exchanged for 1,605 Class I shares

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	20.11	24.49	25.18	23.19	22.77
Investment Operations:
Investment income—net[b]	.10	.10	.04	.05	.02
Net realized and unrealized gain (loss) on investments	(3.01)	(1.71)	3.37	3.94	.40
Total from Investment Operations	(2.91)	(1.61)	3.41	3.99	.42
Distributions:
Dividends from investment income—net	(.10)	(0.03)	(.06)	(.09)	-
Dividends from net realized gain on investments	(1.52)	(2.74)	(4.04)	(1.91)	-
Total Distributions	(1.62)	(2.77)	(4.10)	(2.00)	-
Net asset value, end of period	15.58	20.11	24.49	25.18	23.19
Total Return (%)[c]	(16.27)	(5.05)	15.08	17.58	1.84[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42	1.31	1.36	1.37	1.37[e]
Ratio of net expenses to average net assets	1.42	1.31	1.36	1.37	1.37[e]
Ratio of net investment income to average net assets	.55	.49	.15	.21	.46[e]
Portfolio Turnover Rate	79.73	69.41	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	18,379	25,664	33,037	231	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

20

	Year Ended September 30,
Class C Shares	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	19.58	24.07	24.94	23.16	22.77
Investment Operations:
Investment (loss)—net[b]	(.06)	(.06)	(.15)	(.20)	(.01)
Net realized and unrealized gain (loss) on investments	(2.92)	(1.69)	3.32	3.95	.40
Total from Investment Operations	(2.98)	(1.75)	3.17	3.75	.39
Distributions:
Dividends from investment income—net	-	-	-	(.06)	-
Dividends from net realized gain on investments	(1.52)	(2.74)	(4.04)	(1.91)	-
Total Distributions	(1.52)	(2.74)	(4.04)	(1.97)	-
Net asset value, end of period	15.08	19.58	24.07	24.94	23.16
Total Return (%)[c]	(17.04)	(5.76)	14.11	16.49	1.71[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.31	2.08	2.19	2.30	2.13[e]
Ratio of net expenses to average net assets	2.31	2.08	2.19	2.30	2.13[e]
Ratio of net investment (loss) to average net assets	(.36)	(.30)	(.67)	(.79)	(.30)[e]
Portfolio Turnover Rate	79.73	69.41	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	950	1,815	2,646	27	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	20.23	24.64	25.27	23.20	21.95
Investment Operations:
Investment income—net[a]	.16	.15	.11	.15	.14
Net realized and unrealized gain (loss) on investments	(3.02)	(1.72)	3.40	3.93	3.11
Total from Investment Operations	(2.86)	(1.57)	3.51	4.08	3.25
Distributions:
Dividends from investment income—net	(.16)	(.10)	(.10)	(.10)	(.17)
Dividends from net realized gain on investments	(1.52)	(2.74)	(4.04)	(1.91)	(1.83)
Total Distributions	(1.68)	(2.84)	(4.14)	(2.01)	(2.00)
Net asset value, end of period	15.69	20.23	24.64	25.27	23.20
Total Return (%)	(16.03)	(4.72)	15.43	17.98	15.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.02	1.01	1.03	1.00
Ratio of net expenses to average net assets	1.07	1.02	1.01	1.03	1.00
Ratio of net investment income to average net assets	.92	.75	.46	.62	.63
Portfolio Turnover Rate	79.73	69.41	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	90,017	120,937	215,318	208,377	205,339

a Based on average shares outstanding.

See notes to financial statements.

22

	Year Ended September 30,
Class Y Shares	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	20.36	24.74	25.25	23.20	22.77
Investment Operations:
Investment income (loss)—net[b]	.17	.23	(.04)	.10	.03
Net realized and unrealized gain (loss) on investments	(3.04)	(1.79)	3.57	3.97	.40
Total from Investment Operations	(2.87)	(1.56)	3.53	4.07	.43
Distributions:
Dividends from investment income—net	(.17)	(.08)	-	(.11)	-
Dividends from net realized gain on investments	(1.52)	(2.74)	(4.04)	(1.91)	-
Total Distributions	(1.69)	(2.82)	(4.04)	(2.02)	-
Net asset value, end of period	15.80	20.36	24.74	25.25	23.20
Total Return (%)	(15.94)	(4.67)	15.49	17.93	1.89[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.01	.97	1.00	1.12[d]
Ratio of net expenses to average net assets	1.00	1.00	.95	1.00	1.12[d]
Ratio of net investment income (loss) to average net assets	.97	1.23	(.14)	.42	.72[d]
Portfolio Turnover Rate	79.73	69.41	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	31,990	45,631	11	7,427	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Value Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Trust’s Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and

24

unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

25

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as:

26

fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities- Common Stocks	140,101,546	-	-	140,101,546
Exchange-Traded Funds	707,031	-	-	707,031
Investment Companies	3,012,229	-	-	3,012,229

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

27

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2020, The Bank of New York Mellon earned $21,442 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

28

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $695,708, and unrealized depreciation $2,997,752. In addition, the fund had $8,961,944 of capital losses realized after October 31, 2019, which were deferred for tax purposes to the first day of the following year.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2020 and September 30, 2019 were as follows: ordinary income $1,558,223 and $3,236,138, and long-term capital gains $13,872,877 and $24,449,465, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency

29

NOTES TO FINANCIAL STATEMENTS (continued)

purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2020 was approximately $17,486 with a related weighted average annualized interest rate of 2.12%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2019 through January 31, 2021, to waive receipt of its fees and/or assume the direct expenses of Class Y shares, so that the annual fund operating expenses of Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00% of the value of Class Y shares average daily net assets. On or after January 31, 2021, the Adviser may terminate this expense limitation agreement at any time. There reduction in expenses, pursuant to the undertaking, amounted to $560 during the period ended September 30, 2020.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06%

30

of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $98,724 during the period ended September 30, 2020.

During the period ended September 30, 2020, the Distributor retained $178 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2020, Class C shares were charged $9,705 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2020, Class A and Class C shares were charged $54,766 and $3,235, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting

31

NOTES TO FINANCIAL STATEMENTS (continued)

purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2020, the fund was charged $16,143 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2020, the fund was charged $14,732 pursuant to the custody agreement.

During the period ended September 30, 2020, the fund was charged $14,025 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $95,796, administration fees of $7,185, Distribution Plan fees of $602, Shareholder Services Plan fees of $4,083, custodian fees of $6,000, Chief Compliance Officer fees of $3,410 and transfer agency fees of $3,044, which are offset against an expense reimbursement currently in effect in the amount of 560.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2020, amounted to $130,317,132 and $151,245,500, respectively.

32

At September 30, 2020, the cost of investments for federal income tax purposes was $146,818,558; accordingly, accumulated net unrealized depreciation on investments was $2,997,752, consisting of $14,547,302 gross unrealized appreciation and $17,545,054 gross unrealized depreciation.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Small Cap Value Fund (the “Fund”), a series of BNY Mellon Investment Funds I, including the statements of investments, as of September 30, 2020, the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or period in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 24, 2020

34

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $1,558,223 as ordinary income dividends paid during the year ended September 30, 2020 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended September 30, 2020 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. The fund reports the maximum amount allowable but not less than $1.5005 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0168 as a short-term capital gain dividend paid on December 19, 2019 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

35

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

36

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

37

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (2008)
Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Francine J. Bovich (69)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 67

———————

Andrew J. Donohue (70)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 53

———————

38

Kenneth A. Himmel (74)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Stephen J. Lockwood (73)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (70)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 53

———————

39

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Benaree Pratt Wiley (74)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 71

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since December 2008.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

41

OFFICERS OF THE FUND (Unaudited) (continued)

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Small Cap Value Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: RUDAX Class C: BOSCX Class I: STSVX Class Y: BOSYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6944AR0920

BNY Mellon Small/Mid Cap Growth Fund

ANNUAL REPORT September 30, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Small/Mid Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Small/Mid Cap Growth Fund, covering the 12-month period from October 1, 2019 through September 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects in the final months of 2019, fueling an equity rally. As the calendar year turned over, optimism turned to concern as COVID-19 spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Stocks stalled in September 2020, as concerns over a second wave of COVID-19, continued trade tensions and the U.S. Congress’ failure to pass additional financial assistance constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Many governments and central banks around the globe followed suit. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when weakness in the U.S. corporate bond sector weighed on returns.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. However, we think ongoing central bank responses may continue to support economic progress. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
October 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2019 through September 30, 2020, as provided by John R. Porter, Todd W. Wakefield, CFA, and Robert C. Zeuthen, CFA, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2020, BNY Mellon Small/Mid Cap Growth Fund’s Class A shares produced a total return of 56.50%, Class C shares returned 55.25%, Class I shares returned 56.79%, Class Y shares returned 56.99% and Class Z shares returned 56.66.1 In comparison, the fund’s benchmark, the Russell 2500™ Growth Index (the “Index”), posted a total return of 23.37% for the same period.2

Small- and mid-cap growth stocks produced positive returns during the period, despite pockets of extreme volatility due in part to COVID-19. The fund outperformed the Index, mainly due to successful security selections in the information technology and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies (those with market capitalizations equal to or less than the total market capitalization of the largest company in the Index).

We employ a growth-oriented investment style in managing the fund’s portfolio. This means we seek to identify those small-cap and mid-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.

• Investing in a company when the portfolio managers’ research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

Central Bank Policy and COVID-19 Influence Markets

U.S. equities gained over the end of 2019, as investor optimism regarding trade and future economic growth prospects bolstered sentiment. After the U.S. Federal Reserve (the “Fed”) cut rates in October 2019, the U.S. saw some encouraging economic data releases. Greater certainty as to the timing of Brexit was also forthcoming and aided investor optimism. In addition, as the year-end approached, both the U.S. and China indicated that a ‘phase-one’ trade deal would be signed in early 2020.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic, and its alarming humanitarian and economic implications, became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Central bank responses to the crisis ramped up dramatically, as financial markets became progressively more distressed. Governments were also proactive and launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by central bank and government intervention, U.S. equities generally went on to stage a recovery that lasted through August 2020. Investors began to anticipate a move toward economic normalization as lockdown measures eased. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate. In September, volatility crept back into equity markets, as increasing COVID-19 infection rates began to concern investors.

In this environment, large-cap stocks generally outperformed their mid- and small-cap counterparts.

Security Selections Drive Fund Performance

The fund’s strong outperformance was driven by security selections within the information technology and health care sectors. IT services and software companies were among the strongest performers. IT services company Shopify, a provider of website services and payment systems for e-commerce sites, performed well on strong trends in online shopping, and was a leading individual contributor to relative performance for the period. Within health care, equipment and supplies company DexCom posted strong absolute and relative performance. The company produces and distributes a breakthrough blood glucose monitoring system that sends readings from the patient to a doctor through an implanted device. Social distancing guidelines and a general increase in disease during the period led to an increase in demand for the company’s services. Elsewhere in the market, Peloton Interactive also bolstered portfolio results. The at-home exercise equipment and series of interactive workouts gained market share during the COVID-19 lockdown.

Conversely, stock selection within the materials sector and security selections and a small overweight to energy weighed most heavily on returns. Among individual detractors, digital imaging company FLIR Systems provided a headwind. The company produces infrared cameras that can be used to take many peoples’ temperatures at the same time. The stock experienced high volatility during the period, ultimately trending downward the last several months of the period. In information technology, a position in customer experience management software company Medallia also detracted. A lack of exposure to cloud communication company RingCentral also hurt relative results. The stock trended upward throughout much of the period as the company increased its market share. The portfolio did not hold the stock, thus weighing on results relative to the Index.

4

Remaining Focused in the Face of Uncertainty

We believe there is a fair amount of uncertainty in the current environment. The first question is the upcoming election and the future administration’s effect on various industries and market sectors. We do not believe it is advantageous to view the portfolio’s holdings from the macro perspective that one administration may benefit the portfolio or specific industries that much more than the other. It is our opinion that the outcome of the election will not have an incredibly long-term effect on businesses, and we feel comfortable with the holdings in the portfolio regardless of who wins the election. We will continue to identify and purchase companies that are positioned to grow regardless of political outcomes or the economic environment. The second uncertainty centers around COVID-19 and the progress towards economic reopening. We believe the spread of COVID-19 is ushering in a paradigm shift in the way consumers behave and we do think this has the potential to affect companies’ revenues.

Given the current environment, we are maintaining a long-term strategy. Our main area of focus for identifying opportunities against the current backdrop is to look for companies that are active in terms of digital transformation, the digital economy or digital customer engagement opportunities. This keeps the focus on companies that are either working with other business to provide these transformations, or companies that are positioned to benefit from them. Within the information technology sector, we are identifying many companies that fit this profile. Within health care, we are currently gravitating towards companies that we believe will be successful in the biotechnology industry. We also feel it is important to point out that we are not trying to predict changes to the health care landscape based on the outcome of the election. It is part of our strategy in the sector to stay well diversified. Within consumer discretionary, we like companies that participate in online commerce and the digital economy. It’s important for companies to engage digitally with customers to reinforce a positive customer experience. Lastly, within industrials, we think automation will continue to be a trend, and are looking for companies that are positioned to either assist with implementing or that can benefit from this evolution.

October 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares, and Class Z shares of BNY Mellon Small/Mid Cap Growth Fund with a hypothetical investment of $10,000 in the Russell 2500™ Growth Index (the “Index”)

†  Source: Lipper Inc.

†† The total return figures presented for Class Z shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/19/18 (the inception date for Class Z shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A, Class C, Class I, and Class Z shares of BNY Mellon Small/Mid Cap Growth Fund on 9/30/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A, Class C, Class I, and Class Z shares. The Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Small/Mid Cap Growth Fund with a hypothetical investment of $1,000,000 in the Russell 2500™ Growth Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Small/Mid Cap Growth Fund on 9/30/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses on Class Y shares. The Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 9/30/2020
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/09	47.48%	20.40%	16.95%
without sales charge	3/31/09	56.50%	21.84%	17.65%
Class C shares
with applicable redemption charge†	3/31/09	54.25%	20.91%	16.70%
without redemption	3/31/09	55.25%	20.91%	16.70%
Class I shares	1/1/88	56.79%	22.14%	17.97%
Class Y shares	7/1/13	56.99%	22.27%	18.05%††
Class Z shares	1/19/18	56.66%	22.10%††	17.94%††
Russell 2500™ Growth Index		23.37%	14.19%	14.06%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The total return performance figures presented for Class Z shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/19/18 (the inception date for Class Z shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small/Mid Cap Growth Fund from April 1, 2020 to September 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2020

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$6.25	$11.23	$4.75	$4.17	$5.21
Ending value (after expenses)	$1,603.00	$1,596.70	$1,605.20	$1,605.60	$1,604.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2020

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$4.85	$8.72	$3.69	$3.23	$4.04
Ending value (after expenses)	$1,020.20	$1,016.35	$1,021.35	$1,021.80	$1,021.00

†  Expenses are equal to the fund’s annualized expense ratio of .96% for Class A, 1.73% for Class C, .73% for Class I, .64% for Class Y and .80% for Class Z, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
September 30, 2020

Description	Shares		Value ($)
Common Stocks - 98.5%
Capital Goods - 6.5%
Allegion	102,452		10,133,527
Colfax	375,443	[a,b]	11,773,892
Curtiss-Wright	206,562		19,263,972
Graco	380,659		23,353,430
Kornit Digital	400,384	[b]	25,972,910
Masco	348,246		19,198,802
Mercury Systems	671,200	[b]	51,991,152
Rexnord	515,333		15,377,537
Ribbit LEAP	273,588	[b]	3,556,644
SiteOne Landscape Supply	109,870	[a,b]	13,398,647
The AZEK Company	586,896	[b]	20,429,850
Virgin Galactic Holdings	936,882	[a,b]	18,016,241
			232,466,604
Commercial & Professional Services - 3.4%
Clarivate	2,196,329	[b]	68,064,236
CoStar Group	41,436	[b]	35,158,860
FTI Consulting	173,961	[b]	18,434,647
			121,657,743
Consumer Durables & Apparel - 5.7%
Lululemon Athletica	151,340	[b]	49,846,856
Peloton Interactive, Cl. A	1,546,196	[b]	153,444,491
			203,291,347
Consumer Services - 3.0%
Chegg	253,451	[b]	18,106,539
DraftKings, Cl. A	508,678	[a,b]	29,930,614
OneSpaWorld Holdings	626,725	[a]	4,073,713
Planet Fitness, Cl. A	909,767	[a,b]	56,059,843
			108,170,709
Data Processing & Outsourced Services - 4.0%
Euronet Worldwide	319,611	[b]	29,116,562
Shift4 Payments, Cl. A	511,775	[a,b]	24,749,439
Square, Cl. A	549,064	[b]	89,250,353
			143,116,354
Diversified Financials - 2.6%
Ares Management, Cl. A	652,802		26,386,257
LPL Financial Holdings	239,027		18,326,200
Morningstar	165,158		26,526,026
Tradeweb Markets, Cl. A	375,714		21,791,412
			93,029,895
Energy - .3%
Cactus, Cl. A	616,184		11,824,571

10

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Food & Staples Retailing - 1.0%
Grocery Outlet Holding	885,208	[a,b]	34,806,379
Health Care Equipment & Services - 11.9%
1Life Healthcare	1,586,620	[a,b]	44,996,543
ABIOMED	207,160	[b]	57,395,750
Align Technology	198,113	[b]	64,854,272
American Well, Cl. A	54,081	[a,b]	1,602,961
DexCom	213,447	[b]	87,989,257
Insulet	202,351	[b]	47,874,223
Nevro	150,514	[a,b]	20,966,600
Oak Street Health	20,393	[a,b]	1,089,802
Outset Medical	3,865	[b]	193,250
Teladoc Health	393,238	[a,b]	86,213,499
Teleflex	34,042		11,588,578
			424,764,735
Insurance - .6%
Markel	21,191	[b]	20,633,677
Internet Services & Infrastructure - 4.4%
Shopify, Cl. A	38,076	[b]	38,950,606
Twilio, Cl. A	483,375	[b]	119,437,129
			158,387,735
Materials - .7%
Alamos Gold, Cl. A	1,923,782		16,948,519
Constellium	868,743	[b]	6,819,633
			23,768,152
Media & Entertainment - 1.4%
Liberty Media, Cl. C	585,483	[b]	21,235,468
Live Nation Entertainment	533,998	[b]	28,771,812
			50,007,280
Pharmaceuticals Biotechnology & Life Sciences - 16.1%
10X Genomics, CI. A	352,241	[b]	43,917,408
Acceleron Pharma	212,241	[a,b]	23,883,480
Adaptive Biotechnologies	398,781	[b]	19,392,720
Alector	363,395	[a,b]	3,828,366
Amicus Therapeutics	927,536	[b]	13,096,808
Arena Pharmaceuticals	255,874	[b]	19,136,816
Ascendis Pharma, ADR	109,598	[a,b]	16,913,163
AVROBIO	449,205	[b]	5,848,649
Biohaven Pharmaceutical Holding	400,846	[a,b]	26,058,998
Blueprint Medicines	185,915	[b]	17,234,320
CRISPR Therapeutics	145,298	[a,b]	12,152,725
FibroGen	796,773	[a,b]	32,763,306
GW Pharmaceuticals, ADR	181,758	[a,b]	17,694,141
Horizon Therapeutics	729,286	[b]	56,650,936

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 16.1% (continued)
Iovance Biotherapeutics	390,005	[a,b]	12,838,965
Natera	299,588	[b]	21,642,237
Neurocrine Biosciences	328,930	[b]	31,629,909
PTC Therapeutics	268,671	[b]	12,560,369
Repligen	120,454	[b]	17,771,783
Sarepta Therapeutics	379,057	[b]	53,230,975
Twist Bioscience	672,531	[b]	51,092,180
Ultragenyx Pharmaceutical	232,754	[a,b]	19,130,051
uniQure	302,985	[b]	11,158,938
Veracyte	361,206	[a,b]	11,735,583
Voyager Therapeutics	647,400	[b]	6,907,758
Zogenix	793,196	[b]	14,222,004
			572,492,588
Real Estate - .8%
Americold Realty Trust	769,903	[c]	27,524,032
Retailing - 4.5%
Etsy	261,933	[b]	31,858,911
National Vision Holdings	1,498,593	[b]	57,306,196
Ollie's Bargain Outlet Holdings	382,588	[a,b]	33,419,062
Stitch Fix, Cl. A	799,507	[b]	21,690,625
Vroom	300,376	[a,b]	15,553,469
			159,828,263
Semiconductors & Semiconductor Equipment - 1.8%
Power Integrations	539,731		29,901,097
Semtech	612,951	[b]	32,461,885
			62,362,982
Software & Services - 21.1%
CACI International, Cl. A	199,961	[b]	42,623,687
DocuSign	333,483	[b]	71,778,881
Everbridge	367,238	[a,b]	46,172,834
HubSpot	247,125	[b]	72,217,339
Medallia	3,401,539	[a,b]	93,270,199
nCino	8,739	[a,b]	696,324
Nuance Communications	1,455,046	[a,b]	48,292,977
Proofpoint	574,507	[b]	60,639,214
Q2 Holdings	549,593	[a,b]	50,155,857
Rapid7	1,041,889	[a,b]	63,805,282
Slack Technologies, Cl. A	3,193,400	[a,b]	85,774,724
Splunk	369,095	[b]	69,437,842
Zendesk	439,696	[b]	45,253,512
			750,118,672

12

Description		Shares		Value ($)
Common Stocks - 98.5% (continued)
Technology Hardware & Equipment - 4.3%
Cognex		227,592		14,816,239
FLIR Systems		1,153,443		41,350,932
Littelfuse		86,152		15,278,196
Lumentum Holdings		463,822	[b]	34,846,947
nLight		687,801	[a,b]	16,149,567
Trimble		287,715	[b]	14,011,720
Zebra Technologies, Cl. A		62,162	[b]	15,693,419
				152,147,020
Telecommunication Services - 4.2%
Bandwidth, Cl. A		848,014	[a,b]	148,037,804
Transportation - .2%
Knight-Swift Transportation Holdings		136,721	[a]	5,564,545
Total Common Stocks (cost $2,200,976,714)				3,504,001,087

Exchange-Traded Funds - .8%
Registered Investment Companies - .8%
iShares Russell 2000 Growth ETF (cost $18,506,423)		127,332	[a]	28,206,585
	1-Day Yield (%)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $21,664,248)	0.10	21,664,248	[d]	21,664,248

Investment of Cash Collateral for Securities Loaned - 3.0%
Registered Investment Companies - 3.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $105,376,347)	0.10	105,376,347	[d]	105,376,347
Total Investments (cost $2,346,523,732)		102.9%		3,659,248,267
Liabilities, Less Cash and Receivables		(2.9%)		(101,500,332)
Net Assets		100.0%		3,557,747,935

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aSecurity, or portion thereof, on loan. At September 30, 2020, the value of the fund’s securities on loan was $528,158,326 and the value of the collateral was $538,633,718, consisting of cash collateral of $105,376,347 and U.S. Government & Agency securities valued at $433,257,371.

bNon-income producing security.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

13

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	35.6
Health Care	28.0
Consumer Discretionary	13.2
Industrials	10.0
Communication Services	5.6
Investment Companies	4.4
Financials	3.2
Consumer Staples	1.0
Real Estate	.8
Materials	.7
Energy	.3
Diversified	.1
102.9

† Based on net assets.

See notes to financial statements.

14

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 9/30/19($)	Purchases($)†	Sales ($)	Value 9/30/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,268,871	922,201,565	(906,806,188)	21,664,248.6		210,745
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	122,367,304	990,580,226	(1,007,571,183)	105,376,347	3.0	-
Total	128,636,175	1,912,781,791	(1,914,377,371)	127,040,595	3.6	210,745

†  Includes reinvested dividends/distributions.

See notes to financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $528,158,326)—Note 1(c):
Unaffiliated issuers	2,219,483,137	3,532,207,672
Affiliated issuers	127,040,595	127,040,595
Receivable for investment securities sold		53,182,419
Receivable for shares of Beneficial Interest subscribed		10,952,608
Dividends and securities lending income receivable		290,087
Prepaid expenses		127,409
		3,723,800,790
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,931,494
Liability for securities on loan—Note 1(c)		105,376,347
Payable for investment securities purchased		54,159,079
Payable for shares of Beneficial Interest redeemed		4,185,027
Trustees’ fees and expenses payable		16,000
Other accrued expenses		384,908
		166,052,855
Net Assets ($)		3,557,747,935
Composition of Net Assets ($):
Paid-in capital		1,941,985,779
Total distributable earnings (loss)		1,615,762,156
Net Assets ($)		3,557,747,935

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	521,990,410	85,398,239	2,461,227,849	330,796,054	158,335,383
Shares Outstanding	15,825,256	2,990,895	71,545,990	9,540,057	4,611,626
Net Asset Value Per Share ($)	32.98	28.55	34.40	34.67	34.33

See notes to financial statements.

16

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income ($):
Income:
Cash dividends (net of $8,282 foreign taxes withheld at source):
Unaffiliated issuers	5,021,198
Affiliated issuers	204,390
Income from securities lending—Note 1(c)	2,607,561
Interest	21,081
Total Income	7,854,230
Expenses:
Investment advisory fee—Note 3(a)	15,171,980
Shareholder servicing costs—Note 3(c)	2,980,738
Distribution fees—Note 3(b)	714,597
Trustees’ fees and expenses—Note 3(d)	241,980
Administration fee—Note 3(a)	202,100
Registration fees	179,778
Professional fees	120,365
Prospectus and shareholders’ reports	107,445
Loan commitment fees—Note 2	107,340
Custodian fees—Note 3(c)	39,691
Chief Compliance Officer fees—Note 3(c)	14,025
Interest expense—Note 2	3,263
Miscellaneous	96,790
Total Expenses	19,980,092
Investment (Loss)—Net	(12,125,862)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	397,116,946
Capital gain distributions from affiliated issuers	6,355
Net Realized Gain (Loss)	397,123,301
Net change in unrealized appreciation (depreciation) on investments	772,083,078
Net Realized and Unrealized Gain (Loss) on Investments	1,169,206,379
Net Increase in Net Assets Resulting from Operations	1,157,080,517

See notes to financial statements.

17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2020	2019
Operations ($):
Investment (loss)—net	(12,125,862)	(7,947,800)
Net realized gain (loss) on investments	397,123,301	(50,863,861)
Net change in unrealized appreciation (depreciation) on investments	772,083,078	(33,652,356)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,157,080,517	(92,464,017)
Distributions ($):
Distributions to shareholders:
Class A	-	(22,139,233)
Class C	-	(4,757,737)
Class I	-	(79,415,710)
Class Y	-	(14,023,109)
Class Z	-	(7,752,625)
Total Distributions	-	(128,088,414)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	117,773,547	73,739,038
Class C	18,557,850	16,516,962
Class I	871,515,029	483,485,726
Class Y	66,552,781	38,561,552
Class Z	1,644,317	1,475,412
Distributions reinvested:
Class A	-	20,879,228
Class C	-	4,721,634
Class I	-	78,772,622
Class Y	-	14,023,109
Class Z	-	7,215,382
Cost of shares redeemed:
Class A	(101,136,817)	(65,764,679)
Class C	(21,492,449)	(15,906,152)
Class I	(477,845,957)	(342,315,449)
Class Y	(67,100,042)	(35,933,057)
Class Z	(11,395,960)	(9,475,697)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	397,072,299	269,995,631
Total Increase (Decrease) in Net Assets	1,554,152,816	49,443,200
Net Assets ($):
Beginning of Period	2,003,595,119	1,954,151,919
End of Period	3,557,747,935	2,003,595,119

18

	Year Ended September 30,
	2020	2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	4,251,878	3,520,523
Shares issued for distributions reinvested	-	1,057,717
Shares redeemed	(4,012,789)	(3,151,375)
Net Increase (Decrease) in Shares Outstanding	239,089	1,426,865
Class Ca,b
Shares sold	788,775	887,296
Shares issued for distributions reinvested	-	272,461
Shares redeemed	(982,762)	(888,663)
Net Increase (Decrease) in Shares Outstanding	(193,987)	271,094
Class Ib
Shares sold	30,816,864	22,461,433
Shares issued for distributions reinvested	-	3,842,674
Shares redeemed	(18,282,340)	(15,896,416)
Net Increase (Decrease) in Shares Outstanding	12,534,524	10,407,691
Class Y
Shares sold	2,350,552	1,757,531
Shares issued for distributions reinvested	-	679,744
Shares redeemed	(2,460,347)	(1,632,342)
Net Increase (Decrease) in Shares Outstanding	(109,795)	804,933
Class Z
Shares sold	64,484	66,507
Shares issued for distributions reinvested	-	352,141
Shares redeemed	(413,141)	(431,190)
Net Increase (Decrease) in Shares Outstanding	(348,657)	(12,542)

[a] During the period ended September 30, 2020, 291 Class C shares representing $5,676 were automatically converted to 253 Class A shares and during the period ended September 30, 2019, 1,772 Class C shares representing $33,661 were automatically converted to 1,560 Class A shares.

[b] During the period ended September 30, 2020, 144 Class A shares representing $3,288 were exchanged for 139 Class I shares, 366 Class C shares representing $8,292 were exchanged for 306 Class I shares, 12,657 Class Y shares representing $364,276 were exchanged for 12,755 Class I share and 229 Class Z shares representing $6,909 were exchanged for 238 Class A shares. During the period ended September 30, 2019, 645 Class A shares representing $14,199 were exchanged for 621 Class I shares.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	21.08	24.00	19.87	16.66	15.83
Investment Operations:
Investment (loss)—net[a]	(.17)	(.12)	(.11)	(.04)	(.06)
Net realized and unrealized gain (loss) on investments	12.07	(1.23)	6.05	3.63	1.92
Total from Investment Operations	11.90	(1.35)	5.94	3.59	1.86
Distributions:
Dividends from net realized gain on investments	-	(1.57)	(1.81)	(.38)	(1.03)
Net asset value, end of period	32.98	21.08	24.00	19.87	16.66
Total Return (%)[b]	56.50	(5.17)	32.33	21.95	12.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.98	1.00	1.04	1.04
Ratio of net expenses to average net assets	.96	.98	1.00	1.03	1.04
Ratio of net investment (loss) to average net assets	(.65)	(.58)	(.53)	(.20)	(.41)
Portfolio Turnover Rate	55.49	49.35	56.70	67.52	120.54
Net Assets, end of period ($ x 1,000)	521,990	328,595	339,848	225,374	222,978

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

20

	Year Ended September 30,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	18.39	21.31	17.96	15.20	14.64
Investment Operations:
Investment (loss)—net[a]	(.32)	(.25)	(.24)	(.16)	(.17)
Net realized and unrealized gain (loss) on investments	10.48	(1.10)	5.40	3.30	1.76
Total from Investment Operations	10.16	(1.35)	5.16	3.14	1.59
Distributions:
Dividends from net realized gain on investments	-	(1.57)	(1.81)	(.38)	(1.03)
Net asset value, end of period	28.55	18.39	21.31	17.96	15.20
Total Return (%)[b]	55.25	(5.88)	31.34	21.00	11.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.73	1.74	1.73	1.79	1.83
Ratio of net expenses to average net assets	1.73	1.74	1.73	1.79	1.83
Ratio of net investment (loss) to average net assets	(1.42)	(1.34)	(1.27)	(.97)	(1.19)
Portfolio Turnover Rate	55.49	49.35	56.70	67.52	120.54
Net Assets, end of period ($ x 1,000)	85,398	58,574	62,107	37,725	33,779

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	21.94	24.85	20.46	17.09	16.18
Investment Operations:
Investment income (loss)—net[a]	(.12)	(.08)	(.07)	.02	(.03)
Net realized and unrealized gain (loss) on investments	12.58	(1.26)	6.27	3.73	1.97
Total from Investment Operations	12.46	(1.34)	6.20	3.75	1.94
Distributions:
Dividends from net realized gain on investments	-	(1.57)	(1.81)	(.38)	(1.03)
Net asset value, end of period	34.40	21.94	24.85	20.46	17.09
Total Return (%)	56.79	(4.95)	32.69	22.34	12.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.74	.74	.75	.79
Ratio of net expenses to average net assets	.73	.74	.74	.75	.79
Ratio of net investment income (loss) to average net assets	(.42)	(.35)	(.29)	.10	(.16)
Portfolio Turnover Rate	55.49	49.35	56.70	67.52	120.54
Net Assets, end of period ($ x 1,000)	2,461,228	1,294,518	1,207,703	497,604	511,768

a Based on average shares outstanding.

See notes to financial statements.

22

	Year Ended September 30,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	22.09	24.99	20.55	17.15	16.21
Investment Operations:
Investment income (loss)—net[a]	(.09)	(.06)	(.03)	.01	(.00)[b]
Net realized and unrealized gain (loss) on investments	12.67	(1.27)	6.28	3.77	1.97
Total from Investment Operations	12.58	(1.33)	6.25	3.78	1.97
Distributions:
Dividends from net realized gain on investments	-	(1.57)	(1.81)	(.38)	(1.03)
Net asset value, end of period	34.67	22.09	24.99	20.55	17.15
Total Return (%)	56.99	(4.87)	32.79	22.44	12.53
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.64	.64	.65	.68	.68
Ratio of net expenses to average net assets	.64	.64	.65	.68	.68
Ratio of net investment income (loss) to average net assets	(.33)	(.25)	(.16)	.05	(.03)
Portfolio Turnover Rate	55.49	49.35	56.70	67.52	120.54
Net Assets, end of period ($ x 1,000)	330,796	213,183	221,008	420,380	117,953

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Z Shares	2020	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	21.92	24.83	20.86
Investment Operations:
Investment (loss)—net[b]	(.14)	(.08)	(.07)
Net realized and unrealized gain (loss) on investments	12.55	(1.26)	4.04
Total from Investment Operations	12.41	(1.34)	3.97
Distributions:
Dividends from net realized gain on investments	-	(1.57)	-
Net asset value, end of period	34.33	21.92	24.83
Total Return (%)	56.66	(4.95)	19.03[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.76	.84[d]
Ratio of net expenses to average net assets	.84	.76	.84[d]
Ratio of net investment (loss) to average net assets	(.52)	(.36)	(.42)[d]
Portfolio Turnover Rate	55.49	49.35	56.70
Net Assets, end of period ($ x 1,000)	158,335	108,725	123,486

a From January 19, 2018, (commencement of initial offering) to September 30, 2018.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Small/Mid Cap Growth Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The Trust’s Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class Y and Class Z. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and

25

NOTES TO FINANCIAL STATEMENTS (continued)

unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

26

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as:

27

NOTES TO FINANCIAL STATEMENTS (continued)

fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2020 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 –Other Significant Observable Inputs	Level 3 –Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	3,504,001,087	-	-	3,504,001,087
Exchange-Traded Funds	28,206,585	-	-	28,206,585
Investment Companies	127,040,595	-	-	127,040,595

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the

28

fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2020, The Bank of New York Mellon earned $560,558 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

29

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $321,698,845 and unrealized appreciation $1,297,925,559. In addition, the fund deferred for tax purposes late year ordinary losses of $3,862,248 to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2020 and September 30, 2019 were as follows: ordinary income $0 and $23,925,294, and long-term capital gains $0 and $104,163,120, respectively.

During the period ended September 30, 2020, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $22,425,386 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

30

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2020 was approximately $120,492 with a related weighted average annualized interest rate of 2.71%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser

31

NOTES TO FINANCIAL STATEMENTS (continued)

or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $202,100 during the period ended September 30, 2020.

During the period ended September 30, 2020, the Distributor retained $66,163 from commissions earned on sales of the fund’s Class A shares and $20,112 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the

32

period ended September 30, 2020, Class C shares were charged $510,203 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares and servicing shareholder accounts at an amount not to exceed an annual rate of up to .25% of the value of the average daily net assets of Class Z shares. During the period ended September 30, 2020, Class Z shares were charged $204,394 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2020, Class A and Class C shares were charged $979,663 and $170,068, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account

33

NOTES TO FINANCIAL STATEMENTS (continued)

basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2020, the fund was charged $118,615 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2020, the fund was charged $39,691 pursuant to the custody agreement.

During the period ended September 30, 2020, the fund was charged $14,025 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $1,685,742, administration fees of $16,565, Distribution Plan fees of $66,592, Shareholder Services Plan fees of $120,780, custodian fees of $12,000, Chief Compliance Officer fees of $3,410 and transfer agency fees of $26,405.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2020, amounted to $1,751,454,827 and $1,393,355,888, respectively.

At September 30, 2020, the cost of investments for federal income tax purposes was $2,361,322,708; accordingly, accumulated net unrealized appreciation on investments was $1,297,925,559, consisting of $1,390,089,145 gross unrealized appreciation and $92,163,586 gross unrealized depreciation.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Small/Mid Cap Growth Fund (the “Fund”), a series of BNY Mellon Investment Funds I, including the statement of investments, as of September 30, 2020, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or period in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 24, 2020

35

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

36

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

37

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (2008)
Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Francine J. Bovich (69)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 67

———————

Andrew J. Donohue (70)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 53

———————

38

Kenneth A. Himmel (74)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Stephen J. Lockwood (73)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (70)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 53

———————

39

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Benaree Pratt Wiley (74)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 71

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since December 2008.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

41

OFFICERS OF THE FUND (Unaudited) (continued)

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

42

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For More Information

BNY Mellon Small/Mid Cap Growth Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DBMAX Class C: DBMCX Class I: SDSCX Class Y: DBMYX Class Z: DBMZX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6921AR0920

BNY Mellon Tax Sensitive Total Return Bond Fund

ANNUAL REPORT September 30, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Tax Sensitive Total Return Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Tax Sensitive Total Return Bond Fund, covering the 12-month period from October 1, 2019 through September 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects in the final months of 2019, fueling an equity rally. As the calendar year turned over, optimism turned to concern as COVID-19 spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Stocks stalled in September 2020, as concerns over a second wave of COVID-19, continued trade tensions and the U.S. Congress’ failure to pass additional financial assistance constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Many governments and central banks around the globe followed suit. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when weakness in the U.S. corporate bond sector weighed on returns.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. However, we think ongoing central bank responses may continue to support economic progress. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
October 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2019 through September 30, 2020, as provided by Thomas Casey, Daniel Rabasco, and Jeffrey Burger, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2020, BNY Mellon Tax Sensitive Total Return Bond Fund’s Class A shares produced a total return of 3.09%, Class C shares returned 2.32%, Class I shares returned 3.35% and Class Y shares returned 3.31%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”), provided a total return of 4.37% for the same period.2

Municipal bonds experienced volatility as the COVID-19 virus emerged but finished higher by the end of the reporting period. The Federal Reserve (the “Fed”) reduced interest rates three times and established a lending facility to support the municipal bond market. The fund underperformed the Index, primarily due to unfavorable security selection.

The Fund’s Investment Approach

The fund seeks high, after-tax total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund normally invests at least 65% of its net assets in municipal bonds that provide income exempt from federal personal income tax. The fund may invest up to 35% of its net assets in taxable bonds. The fund invests principally in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s subadviser.3 The fund may invest up to 25% of its assets in bonds rated below investment grade.

We seek relative value opportunities among municipal bonds and invest selectively in taxable securities with the potential to enhance after-tax total return and/or reduce volatility. We use a combination of fundamental credit analysis and macroeconomic and quantitative inputs to identify undervalued sectors and securities, and we select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

Market Rebounds with Policy Support and Economic Recovery

Early in the reporting period, the municipal bond market benefited from strong demand resulting from concerns about economic momentum. Demand was also driven by investors in states with high income-tax rates who moved into municipal bonds as a way to reduce their federal income tax liability, which rose as a result of the cap on the federal deductibility of state and local taxes in the Tax Cuts and Jobs Act of 2017.

Actions by the Fed early in the period, including an October 2019 rate cut, also helped performance in the municipal bond market. This contributed to a decline in yields across the municipal bond yield curve, though investors largely favored longer-term issues, causing the municipal bond yield curve to flatten.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

The municipal bond market experienced unprecedented volatility later in the reporting period, as the COVID-19 virus spread, and government shutdowns caused the economy to slow dramatically. Yields on municipal bonds had reached record lows when the pandemic hit, but large outflows from municipal bond mutual funds, combined with illiquidity, caused yields to soar.

In response to COVID-19, the Fed made two emergency reductions in March 2020 and also launched a $500 billion Municipal Liquidity Facility (MLF) to purchase short-term municipal securities. This, combined with the $2 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act, dramatically changed investor sentiment, which helped the municipal bond market to bounce back relatively quickly.

While new issuance dried up during the height of the crisis in the first quarter of 2020, it rebounded along with the market, as issuers sought to take advantage of record-low funding costs. Much of the new issuance was in taxable bonds, as low yields have made taxable issuance attractive. Toward the end of the reporting period, new issuance increased as state and local governments sought to avoid the uncertainty associated with the election.

With the pandemic and its economic fallout, higher quality bonds outperformed, including general obligation bonds as well as AAA and AA rated bonds. In addition, the investment-grade market outperformed the high-yield market. Demand remained strong late in the period, as both retail and institutional investors continued to find the yields attractive.

Security Selection Detracted from Performance

The fund’s performance versus the Index was hindered primarily by security selection decisions. Unfavorable selections were made primarily in the industrial development, health care and education segments. The fund’s underweight to general obligation and pre-refunded bonds also detracted from performance, as the market experienced a flight to quality. An underweight to AAA rated bonds was also detrimental. Derivatives were not used during the reporting period.

On the other hand, the fund’s relatively longer duration and yield curve positioning was beneficial. As the market recovered from the initial pandemic-related volatility, investors preferred longer maturities, which resulted in gains in the 10- to 15-year portion of the municipal bond curve. An overweight to essential service bonds, including water and sewer, and electric utilities was also advantageous, as was an allocation to prepaid gas bonds. Tobacco-backed and taxable bonds also contributed modestly to fund performance.

4

A Constructive Market View

Despite the recent turmoil and the continuing uncertainty, we remain constructive on the market. The Fed’s MLF program has helped bring calm to the market, even though use of the facility has been limited. We anticipate that demand will remain strong, due to the relative attractiveness of the asset class for both domestic and international investors. The market may experience volatility, particularly in the short term, if uncertainties surrounding the election persist. In this environment, we continue to focus on essential services bonds, and we remain prepared to capitalize on any opportunities that arise. We are also maintaining an average duration that is slightly longer than that of the Index.

October 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Dividends paid by the fund will be exempt from federal income tax to the extent such dividends are derived from interest paid on principal obligations. The fund also may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc., pursuant to an agreement in effect through January 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg Barclays U.S. Municipal Bond Indices. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Tax Sensitive Total Return Bond Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”)

† Source: Factset

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Tax Sensitive Total Return Bond Fund on 9/30/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all applicable fees and expenses on Class A shares, Class C shares and Class I shares. The Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg Barclays U.S. Municipal Bond indices. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Tax Sensitive Total Return Bond Fund with a hypothetical investment of $1,000,000 in the Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”)

† Source: Factset

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Tax Sensitive Total Return Bond Fund on 9/30/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on Class Y shares. The Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg Barclays U.S. Municipal Bond indices. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 9/30/2020
	Inception	1 Year	5 Years	10 Years
	Date
Class A shares
with maximum sales charge (4.5%)	3/31/09	-1.56%	2.00%	2.45%
without sales charge	3/31/09	3.09%	2.94%	2.93%
Class C shares
with applicable redemption charge †	3/31/09	1.35%	2.18%	2.16%
without redemption	3/31/09	2.32%	2.18%	2.16%
Class I shares	11/2/92	3.35%	3.21%	3.21%
Class Y shares	7/1/13	3.31%	3.21%	3.21%††
Bloomberg Barclays 3-, 5-, 7-, 10-Year
U.S. Municipal Bond Index		4.37%	3.05%	3.10%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Tax Sensitive Total Return Bond Fund from April 1, 2020 to September 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$3.58	$7.25	$2.30	$2.30
Ending value (after expenses)	$1,047.20	$1,043.40	$1,048.50	$1,048.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$3.54	$7.16	$2.28	$2.28
Ending value (after expenses)	$1,021.50	$1,017.90	$1,022.75	$1,022.75

†  Expenses are equal to the fund’s annualized expense ratio of .70% for Class A, 1.42% for Class C, .45% for Class I and .45% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
September 30, 2020

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 7.9%
Asset-Backed Certificates - .1%
Carrington Mortgage Loan Trust, Ser. 2006-NC5, Cl. A2, 1 Month LIBOR +.11%	0.26	1/25/2037	77,358	[a]	76,454
Asset-Backed Ctfs./Auto Receivables - 2.4%
Capital Auto Receivables Asset Trust, Ser. 2018-1, Cl. A4	2.93	6/20/2022	1,000,000	[b]	1,011,149
Enterprise Fleet Financing, Ser. 2018-1, Cl. A2	2.87	10/20/2023	279,147	[b]	280,640
Ford Credit Floorplan Master Owner Trust A, Ser. 2018-1, Cl. A1	2.95	5/15/2023	1,000,000		1,015,926
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A3	3.23	5/10/2022	491,510	[b]	494,972
				2,802,687
Banks - 1.9%
Citigroup, Sr. Unscd. Notes	2.88	7/24/2023	1,000,000		1,038,153
JPMorgan Chase & Co., Sr. Unscd. Notes	3.80	7/23/2024	1,000,000		1,083,932
				2,122,085
Health Care - 3.5%
SSM Health Care Corp., Sr. Unscd. Notes, Ser. 2018	3.69	6/1/2023	3,645,000		3,946,351
Total Bonds and Notes (cost $8,492,032)			8,947,577

Long-Term Municipal Investments - 90.9%
Arizona - 1.5%
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	4.80	7/1/2028	1,600,000	[b]	1,749,600
Arkansas - 1.9%
Arkansas Development Finance Authority, Revenue Bonds, Refunding (Washington Regional Medical Center) Ser. B	5.00	2/1/2025	1,835,000		2,137,738
California - 2.6%
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2027	1,100,000		1,191,080

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 90.9% (continued)
California - 2.6% (continued)
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2031	525,000	[b] 588,793
Los Angeles Community Facilities District, Special Tax Bonds, Refunding	5.00	9/1/2028	985,000	1,154,903
				2,934,776
Colorado - 2.1%
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. A	5.00	8/1/2029	1,000,000	1,277,180
Denver Convention Center Hotel Authority, Revenue Bonds, Refunding	5.00	12/1/2031	1,000,000	1,078,830
				2,356,010
Connecticut - 2.5%
Connecticut, GO, Ser. A	5.00	10/15/2025	1,000,000	1,132,730
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2033	1,000,000	1,155,230
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2026	500,000	585,185
				2,873,145
District of Columbia - .9%
District of Columbia, Revenue Bonds (Ingleside Rock Creek Project) Ser. B	3.88	7/1/2024	1,000,000	995,300
Florida - 4.4%
Atlantic Beach, Revenue Bonds (Fleet Landing Project) Ser. B2	3.00	11/15/2023	1,250,000	1,250,788
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Nova Southeastern University Project)	5.00	4/1/2026	1,000,000	1,191,370
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding	5.00	2/1/2033	1,000,000	1,138,260
Reedy Creek Improvement District, GO, Refunding, Ser. A	1.87	6/1/2026	1,435,000	1,493,964
				5,074,382
Georgia - 6.0%
Fulton County Development Authority, Revenue Bonds, Ser. A	5.00	4/1/2036	1,000,000	1,195,630
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Unis 3&4 Project)	5.00	1/1/2030	1,145,000	1,459,623

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 90.9% (continued)
Georgia - 6.0% (continued)
Main Street Natural Gas, Revenue Bonds, Ser. B, 1 Month LIBOR x.67 +.75%	0.85	9/1/2023	1,000,000	[a] 999,170
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	9/1/2026	1,750,000	2,033,570
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.00	7/1/2029	1,000,000	1,123,081
				6,811,074
Hawaii - 2.1%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2028	1,000,000	1,246,680
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Hawaiian Electric Co.)	4.00	3/1/2037	1,090,000	1,164,698
				2,411,378
Illinois - 14.6%
Chicago Il Wastewater Transmission, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2032	1,000,000	1,119,260
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2026	1,000,000	1,167,590
Chicago Il Waterworks, Revenue Bonds (2nd LIEN Project)	5.00	11/1/2026	1,000,000	1,145,350
Chicago O'Hare International Airport, Revenue Bonds	5.25	1/1/2024	1,000,000	1,069,500
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2035	750,000	864,210
Chicago Park District, GO, Refunding, Ser. B	5.00	1/1/2028	1,000,000	1,096,950
Cook County II, Revenue Bonds, Refunding	5.00	11/15/2035	1,000,000	1,194,860
Illinois Finance Authority, Revenue Bonds, Refunding (Rosalind Franklin University of Medicine & Science)	5.00	8/1/2035	1,100,000	1,223,585
Illinois Finance Authority, Revenue Bonds, Refunding (Rush University Medical Center Obligated Group) Ser. A	5.00	11/15/2026	1,000,000	1,180,970
Illinois Toll Highway Authority, Revenue Bonds, Ser. B	5.00	1/1/2031	1,000,000	1,198,830
Illinois Toll Highway Authority, Revenue Bonds, Ser. B	5.00	1/1/2027	1,000,000	1,218,220

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 90.9% (continued)
Illinois - 14.6% (continued)
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Project) Ser. B	5.00	12/15/2028	1,000,000	1,044,120
Northern Illinois University, Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. B	5.00	4/1/2027	550,000	669,070
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	1/1/2029	750,000	928,223
University of Illinois, Revenue Bonds, Refunding (Auxiliary Facilities System) Ser. C	5.00	4/1/2025	1,450,000	1,506,651
				16,627,389
Iowa - .7%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co.)	3.13	12/1/2022	830,000	841,720
Kansas - .9%
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Ser. B	4.00	11/15/2025	1,000,000	984,050
Kentucky - 1.1%
Louisville & Jefferson County Metropolitan Government, Revenue Bonds (Norton Healthcare Obligated Group) Ser. C	5.00	10/1/2026	1,000,000	1,221,440
Maryland - 3.2%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Maryland Medical System Obligated Group) Ser. B	5.00	7/1/2032	1,000,000	1,228,180
Maryland Transportation Authority, Revenue Bonds	5.00	6/1/2028	2,000,000	2,462,580
				3,690,760
Massachusetts - 2.8%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2028	1,000,000	1,191,140
Massachusetts Educational Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2026	1,200,000	1,415,424

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 90.9% (continued)
Massachusetts - 2.8% (continued)
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2032	500,000		614,005
				3,220,569
Michigan - 1.0%
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2030	1,000,000		1,150,320
Minnesota - .8%
Duluth Independent School District No. 709, COP, Refunding, Ser. B	5.00	2/1/2024	800,000		911,456
Missouri - 1.1%
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	5.00	11/15/2027	1,000,000		1,218,680
Multi-State - 1.2%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	1,240,000	[b]	1,380,343
New Jersey - 7.2%
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Port Newark Container Terminal Project)	5.00	10/1/2023	1,000,000		1,075,660
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.00	6/15/2026	1,000,000		1,140,200
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.00	6/15/2021	1,000,000		1,028,360
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2022	1,000,000		1,080,120
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Ser. 2015-1A	5.00	12/1/2024	1,000,000		1,140,880
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2029	1,120,000		1,336,686
The Camden County Improvement Authority, Revenue Bonds, Refunding (Rowan University Foundation Project) (Insured; Build America Mutual) Ser. A	5.00	7/1/2032	500,000		656,600

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 90.9% (continued)
New Jersey - 7.2% (continued)
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	3.20	6/1/2027	735,000		751,449
				8,209,955
New York - 7.8%
New York City, GO, Ser. D2	3.86	12/1/2028	2,000,000		2,338,140
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	10/1/2030	1,000,000		1,279,340
New York State Dormitory Authority, Revenue Bonds, Refunding (Orange Regional Medical Center Obligated Group)	5.00	12/1/2027	800,000	[b]	964,248
New York State Urban Development Corp., Revenue Bonds, Refunding, Ser. B	2.67	3/15/2023	1,000,000		1,046,310
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Holding Project) Ser. B	3.50	11/1/2024	1,000,000	[b]	1,015,440
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	1,000,000		1,190,770
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2022	1,000,000		1,045,160
				8,879,408
Oklahoma - .9%
Oklahoma Development Finance Authority, Revenue Bonds (Gilcrease Developers)	1.63	7/6/2023	1,000,000		999,310
Oregon - .6%
Medford Hospital Facilities Authority, Revenue Bonds, Refunding (Asante Project) Ser. A	5.00	8/15/2029	500,000		651,955
Pennsylvania - 10.1%
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2028	1,000,000		1,289,240
Luzerne County Industrial Development Authority, Revenue Bonds, Refunding (Pennsylvania-American Water Co.)	2.45	12/3/2029	1,500,000		1,628,340
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2036	1,000,000		1,153,280

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 90.9% (continued)
Pennsylvania - 10.1% (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. AX	5.00	6/15/2028	500,000	647,235
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 114A	3.35	10/1/2026	1,000,000	1,023,360
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2033	1,000,000	1,230,860
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2029	1,000,000	1,194,810
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2027	1,000,000	1,226,130
Philadelphia Water & Wastewater, Revenue Bonds, Ser. A	5.00	11/1/2024	705,000	837,674
The School District of Philadelphia, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2027	1,000,000	1,254,820
				11,485,749
Rhode Island - 2.3%
Rhode Island Student Loan Authority, Revenue Bonds, Ser. A	5.00	12/1/2025	1,250,000	1,439,063
Rhode Island Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2026	1,000,000	1,150,550
				2,589,613
Tennessee - 2.4%
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	5.25	9/1/2026	1,120,000	1,392,014
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	4.00	5/1/2023	1,250,000	1,346,500
				2,738,514
Texas - 6.2%
Central Texas Regional Mobility Authority, Revenue Bonds, Refunding	5.00	1/1/2027	1,250,000	1,509,525
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	1/1/2031	1,175,000	1,362,789
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. D	5.75	8/15/2033	1,000,000	1,150,080
Harris County-Houston Sports Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2029	750,000	800,070
Love Field Airport Modernization Corp., Revenue Bonds	5.00	11/1/2027	1,000,000	1,169,060

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 90.9% (continued)
Texas - 6.2% (continued)
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,000,000	[b] 1,059,020
				7,050,544
Virginia - .9%
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes)	5.00	7/1/2034	1,000,000	1,035,610
Washington - 1.1%
Port of Seattle, Revenue Bonds	5.00	4/1/2027	1,000,000	1,228,300
Total Long-Term Municipal Investments (cost $97,924,517)			103,459,088
Total Investments (cost $106,416,549)			98.8%	112,406,665
Cash and Receivables (Net)			1.2%	1,371,745
Net Assets			100.0%	113,778,410

a Variable rate security—rate shown is the interest rate in effect at period end.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, these securities were valued at $8,544,205 or 7.51% of net assets.

17

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Medical	13.7
Education	13.6
General	12.6
Transportation	11.2
Airport	7.6
Water	5.2
Tobacco Settlement	4.8
Development	4.6
Student Loan	4.5
General Obligation	4.4
Nursing Homes	3.8
Asset-Backed	2.5
Banks	1.9
Power	1.3
Multifamily Housing	1.2
School District	1.1
Special Tax	1.0
Utilities	1.0
Facilities	1.0
Single Family Housing	.9
Pollution	.9
98.8

† Based on net assets.

See notes to financial statements.

18

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	CIFG	CDC Ixis Financial Guaranty
COP	Certificate of Participation	CP	Commercial Paper
DRIVERS	Derivative Inverse Tax-Exempt Receipts	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PILOT	Payment in Lieu of Taxes	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RIB	Residual Interest Bonds
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFR	Secured Overnight Financing Rate	TAN	Tax Anticipation Notes
TRAN	Tax and Revenue Anticipation Notes	U.S. T-Bill	U.S. Treasury Bill Money Market Yield
XLCA	XL Capital Assurance

See notes to financial statements.

19

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	106,416,549	112,406,665
Cash		278,438
Interest receivable		1,253,154
Prepaid expenses		27,020
		113,965,277
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		30,414
Payable for shares of Beneficial Interest redeemed		99,004
Trustees’ fees and expenses payable		4,843
Other accrued expenses		52,606
		186,867
Net Assets ($)		113,778,410
Composition of Net Assets ($):
Paid-in capital		104,022,976
Total distributable earnings (loss)		9,755,434
Net Assets ($)		113,778,410

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	3,750,323	95,922	109,674,528	257,637
Shares Outstanding	163,421	4,178	4,775,289	11,219
Net Asset Value Per Share ($)	22.95	22.96	22.97	22.96

See notes to financial statements.

20

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income ($):
Interest Income	3,910,972
Expenses:
Investment advisory fee—Note 3(a)	543,211
Professional fees	88,540
Administration fee—Note 3(a)	81,482
Registration fees	70,392
Chief Compliance Officer fees—Note 3(c)	19,635
Shareholder servicing costs—Note 3(c)	19,059
Trustees’ fees and expenses—Note 3(d)	16,908
Prospectus and shareholders’ reports	11,703
Custodian fees—Note 3(c)	5,517
Interest expense—Note 2	4,649
Loan commitment fees—Note 2	3,724
Distribution fees—Note 3(b)	874
Miscellaneous	32,423
Total Expenses	898,117
Less—reduction in expenses due to undertaking—Note 3(a)	(268,454)
Less—reduction in fees due to earnings credits—Note 3(c)	(5,517)
Net Expenses	624,146
Investment Income—Net	3,286,826
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,230,638
Net change in unrealized appreciation (depreciation) on investments	(6,156,088)
Net Realized and Unrealized Gain (Loss) on Investments	74,550
Net Increase in Net Assets Resulting from Operations	3,361,376

See notes to financial statements.

21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2020	2019
Operations ($):
Investment income—net	3,286,826	6,837,311
Net realized gain (loss) on investments	6,230,638	1,784,326
Net change in unrealized appreciation (depreciation) on investments	(6,156,088)	11,286,618
Net Increase (Decrease) in Net Assets Resulting from Operations	3,361,376	19,908,255
Distributions ($):
Distributions to shareholders:
Class A	(185,222)	(156,615)
Class C	(6,353)	(2,801)
Class I	(7,324,701)	(6,752,586)
Class Y	(14,947)	(8,977)
Total Distributions	(7,531,223)	(6,920,979)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	825,856	2,026,265
Class C	39,016	-
Class I	13,902,471	58,223,138
Distributions reinvested:
Class A	179,366	153,803
Class C	5,865	2,647
Class I	6,674,188	6,385,459
Class Y	537	8,951
Cost of shares redeemed:
Class A	(1,628,684)	(4,543,150)
Class C	(84,828)	(61,626)
Class I	(174,036,128)	(72,844,817)
Class Y	-	(268,004)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(154,122,341)	(10,917,334)
Total Increase (Decrease) in Net Assets	(158,292,188)	2,069,942
Net Assets ($):
Beginning of Period	272,070,598	270,000,656
End of Period	113,778,410	272,070,598

22

	Year Ended September 30,
	2020	2019
Capital Share Transactions (Shares):
Class A
Shares sold	36,145	89,249
Shares issued for distributions reinvested	7,877	6,690
Shares redeemed	(69,865)	(194,716)
Net Increase (Decrease) in Shares Outstanding	(25,843)	(98,777)
Class C
Shares sold	1,699	-
Shares issued for distributions reinvested	258	115
Shares redeemed	(3,772)	(2,637)
Net Increase (Decrease) in Shares Outstanding	(1,815)	(2,522)
Class I
Shares sold	605,211	2,531,053
Shares issued for distributions reinvested	292,430	277,153
Shares redeemed	(7,469,456)	(3,155,305)
Net Increase (Decrease) in Shares Outstanding	(6,571,815)	(347,099)
Class Y
Shares issued for distributions reinvested	23	390
Shares redeemed	-	(11,747)
Net Increase (Decrease) in Shares Outstanding	23	(11,357)

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	23.53	22.46	23.05	23.43	23.00
Investment Operations:
Investment income—net[a]	.49	.51	.49	.48	.49
Net realized and unrealized gain (loss) on investments	.20	1.08	(.57)	(.35)	.51
Total from Investment Operations	.69	1.59	(.08)	.13	1.00
Distributions:
Dividends from Investment income—net	(.49)	(.51)	(.48)	(.47)	(.48)
Dividends from net realized gain on investments	(.78)	(.01)	(.03)	(.04)	(.09)
Total Distributions	(1.27)	(.52)	(.51)	(.51)	(.57)
Net asset value, end of period	22.95	23.53	22.46	23.05	23.43
Total Return (%)[b]	3.09	7.17	(.36)	.59	4.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.88	.85	.85	.88
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	2.17	2.24	2.10	2.08	2.07
Portfolio Turnover Rate	16.34	29.19	31.75	20.30	29.16
Net Assets, end of period ($ x 1,000)	3,750	4,454	6,469	16,714	5,551

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

24

	Year Ended September 30,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	23.54	22.47	23.06	23.43	23.00
Investment Operations:
Investment income—net[a]	.32	.34	.29	.30	.31
Net realized and unrealized gain (loss) on investments	.20	1.08	(.54)	(.33)	.51
Total from Investment Operations	.52	1.42	(.25)	(.03)	.82
Distributions:
Dividends from investment income—net	(.32)	(.34)	(.31)	(.30)	(.30)
Dividends from net realized gain on investments	(.78)	(.01)	(.03)	(.04)	(.09)
Total Distributions	(1.10)	(.35)	(.34)	(.34)	(.39)
Net asset value, end of period	22.96	23.54	22.47	23.06	23.43
Total Return (%)[b]	2.32	6.36	(1.12)	(.11)	3.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.34	2.02	1.84	1.64	1.70
Ratio of net expenses to average net assets	1.44	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets	1.45	1.49	1.33	1.34	1.32
Portfolio Turnover Rate	16.34	29.19	31.75	20.30	29.16
Net Assets, end of period ($ x 1,000)	96	141	191	585	754

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	23.55	22.48	23.07	23.44	23.01
Investment Operations:
Investment income—net[a]	.54	.57	.54	.53	.54
Net realized and unrealized gain (loss) on investments	.21	1.08	(.56)	(.33)	.51
Total from Investment Operations	.75	1.65	(.02)	.20	1.05
Distributions:
Dividends from Investment income—net	(.55)	(.57)	(.54)	(.53)	(.53)
Dividends from net realized gain on investments	(.78)	(.01)	(.03)	(.04)	(.09)
Total Distributions	(1.33)	(.58)	(.57)	(.57)	(.62)
Net asset value, end of period	22.97	23.55	22.48	23.07	23.44
Total Return (%)	3.35	7.48	(.10)	.84	4.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.65	.55	.55	.56	.57
Ratio of net expenses to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.43	2.49	2.36	2.33	2.32
Portfolio Turnover Rate	16.34	29.19	31.75	20.30	29.16
Net Assets, end of period ($ x 1,000)	109,675	267,212	262,833	248,973	217,617

a Based on average shares outstanding.

See notes to financial statements.

26

	Year Ended September 30,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	23.55	22.48	23.06	23.43	23.00
Investment Operations:
Investment income—net[a]	.56	.57	.54	.54	.54
Net realized and unrealized gain (loss) on investments	.18	1.08	(.55)	(.34)	.51
Total from Investment Operations	.74	1.65	(.01)	.20	1.05
Distributions:
Dividends from Investment income—net	(.55)	(.57)	(.54)	(.53)	(.53)
Dividends from net realized gain on investments	(.78)	(.01)	(.03)	(.04)	(.09)
Total Distributions	(1.33)	(.58)	(.57)	(.57)	(.62)
Net asset value, end of period	22.96	23.55	22.48	23.06	23.43
Total Return (%)	3.31	7.48	(.11)	.88	4.66
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67	.57	.56	.55	.57
Ratio of net expenses to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.43	2.49	2.35	2.33	2.32
Portfolio Turnover Rate	16.34	29.19	31.75	20.30	29.16
Net Assets, end of period ($ x 1,000)	258	264	507	6,980	995

a  Based on average shares outstanding.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Tax Sensitive Total Return Bond Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek a high after-tax total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The Trust’s Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of

28

certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

29

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on

30

disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2020 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Asset-Backed	−	2,879,141	−	2,879,141
Corporate Bonds	−	6,068,436	−	6,068,436
Municipal Securities	−	103,459,088	−	103,459,088

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments,

31

NOTES TO FINANCIAL STATEMENTS (continued)

including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The use of the London Interbank Offered Rate (“LIBOR”) is expected to be phased out by the end of 2021. LIBOR is currently used as a reference rate for certain financial instruments invested in by the fund, many of which are set to mature after the expected phase out of LIBOR. We are currently evaluating the impact of the LIBOR transition and continue to monitor the efforts of various parties, including government agencies, seeking to identify an alternative rate to replace LIBOR.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

32

As of and during the period ended September 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $19,184, undistributed ordinary income $23,500, undistributed capital gains $3,722,634 and unrealized appreciation $5,990,116.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2020 and September 30, 2019 were as follows: tax-exempt income $2,958,583 and $6,334,403, ordinary income $1,452,801 and $532,561, and long-term capital gains $3,119,839 and $54,015, respectively.

During the period ended September 30, 2020, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and dividend reclassifications, the fund increased total distributable earnings (loss) by $12,438 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal

33

NOTES TO FINANCIAL STATEMENTS (continued)

to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2020 was approximately $174,590 with a related weighted average annualized rate of 2.66%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the fund has agreed to pay an investment advisory fee at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2019 through January 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. On or after January 31, 2021, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $268,454 during the year ended September 30, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net asset. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-

34

investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $81,482 during the period ended September 30, 2020.

During the period ended September 30, 2020, the Distributor retained $996 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2020, Class C shares were charged $874 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service

35

NOTES TO FINANCIAL STATEMENTS (continued)

Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2020, Class A and Class C shares were charged $8,930 and $291, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2020, the fund was charged $6,463 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2020, the fund was charged $5,517 pursuant to the custody agreement. These fees were offset by earnings credits of $5,517.

During the period ended September 30, 2020, the fund was charged $19,635 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $37,697, administration fees of $5,655, Distribution Plan fees of $43, Shareholder Services Plan fees of $782, custodian fees of $909, Chief Compliance Officer fees of $4,774 and transfer agency fees of

36

$1,122, which are offset against an expense reimbursement currently in effect in the amount of $20,568.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended September 30, 2020, amounted to $22,555,866 and $178,085,571, respectively.

At September 30, 2020, the cost of investments for federal income tax purposes was $106,416,549; accordingly, accumulated net unrealized appreciation on investments was $5,990,116 consisting of $6,028,448 gross unrealized appreciation and $38,332 gross unrealized depreciation.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Tax Sensitive Total Return Bond Fund (the “Fund”), a series of BNY Mellon Investment Funds I, including the statement of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 24, 2020

38

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended September 30, 2020 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $304,812 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2020 calendar year on Form 1099-DIV, which will be mailed in early 2021. The fund reports the maximum amount allowable but not less than $.5563 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.2251 as a short-term capital gain dividend paid on December 27, 2019 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

39

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

40

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

41

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (2008)
Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Francine J. Bovich (69)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 67

———————

Andrew J. Donohue (70)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 53

———————

42

Kenneth A. Himmel (74)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Stephen J. Lockwood (73)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (70)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 53

———————

43

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Benaree Pratt Wiley (74)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts (2004-Present)

No. of Portfolios for which Board Member Serves: 71

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

44

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since December 2008.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

45

OFFICERS OF THE FUND (Unaudited) (continued)

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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49

For More Information

BNY Mellon Tax Sensitive Total Return Bond Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DSDAX Class C: DSDCX Class I: SDITX Class Y: SDYTX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6935AR0920

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $210,210 in 2019 and $198,210 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $32,320 in 2019 and $32,320 in 2020.  These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $18,000 in 2019 and $0 in 2020.  These services consisted of: review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2019 and $0 in 2020.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were  $463,000 in 2019 and $472,000 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds I

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    November 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    November 23, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    November 23, 2020

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)